September 30, 1998
Annual Report


CALVERT SOCIAL INVESTMENT FUND

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Registered, Certified
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Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
New CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund







         printed on recycled paper
         using soy-based inks

TABLE OF CONTENTS
President's Letter                          1
A Note from the Chairman                    2
Portfolio Manager Remarks                   4
Report of Independent Accountants           16
Portfolio of Investments                    17
Statement of Assets and Liabilities         35
Statements of Operations                    37
Statements of Changes in net Assets         40
Notes to Financial Statements               48
Financial Highlights                        53

Dear Shareholders:

I'd like to take a minute to share with you our views on the current investment environment and offer some information you can use to put recent financial market events in perspective.

Today's investment climate reflects an unprecedented confluence of factors:

1. Global economic turmoil. The financial crisis touched off in Asia has spread, by way of Russia, to emerging markets in Latin America, Africa and elsewhere. Weakened economies abroad affect the profit outlook for U.S. companies.

2. Low interest rates in the U.S. The shakeup of world economies and markets caused investors to seek shelter in the safest securities, especially U.S. Treasuries. Increased demand for fixed-income securities has pushed Treasury yields to historic lows.

3. A high level of volatility. The Standard & Poor's 500 Stock Index posted 17 consecutive quarters of positive returns before surprising investors with negative returns for the third quarter of 1998. Since the end of that quarter, the S&P 500 has rallied back and, as of this writing, is in positive territory again for the year.

No one can assure you there won't be further jolts. However, we believe the underpinnings of the market are solid. Our forecast calls for slower growth in the U.S., but not a recession, and continued low interest rates. We are also encouraged by recent progress to implement solutions that should help to take the pressure off world markets.

You should know that Calvert Group fund managers are working to capitalize on opportunities, within appropriate levels of risk for each portfolio. This challenging environment underscores the value of professional money management, and we certainly appreciate your trust.
Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
October 20, 1998

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Dear Investor:
This past fiscal year has been one of financial tumult around the world--and quite a lesson to the American people -- that an event in a developing country such as Thailand can cascade around the world to affect the livelihood or prosperity of our friends and neighbors.

The world is now so interconnected that we, as the self-appointed leaders of the free world, as well as the head of our own households, do indeed have some responsibility for what goes on in the rice paddies of Asia and elsewhere. America has allowed a system to develop where much of our best talent goes into financial engineering schemes for the benefit of the few instead of considering the quality of life for the many.

We need fewer "top down" policies, such as those of the IMF, and more "trickle up" lending. Even the World Bank president has publicly questioned IMF policies and suggested more lending should be on meeting basic human needs.
We need more "trickle up" lending where the loans address small enterprises, health and education. Without political and social stability, he has observed, how can any country loans be assured of repayment to anyone?

U. S. financial assets have seen almost a $2 trillion loss this year due to the crisis. We continue to believe that responsibly investing a small fraction of that amount in support of the aspirations of those less fortunate around the world can only increase our own economic sustainability.

Investment Performance
While the Managed Growth has been beating its benchmark, the equity portfolio have lagged. As a result we have decided to change managers for the Equity Portfolio and, after a thorough search, have chosen Atlanta Capital (see the CSIF Equity letter). We regret the relatively poor performance of the Equity Portfolio and are convinced that the poor returns were not due to the social screens and that competitive performance can be achieved with the new manager.

Effective December 1, 1998, the CSIF Managed Growth Portfolio will change its name to CSIF Balanced Portfolio to more accurately describe its investment category and style.

Special Equities Highlights
The Fund continues to support new private companies and projects that are not
yet available on the stock markets.   We added to our investment in Wild
Planet Toys, creator of some of the most popular and innovative science and nature discovery toys on the market. We also made an investment in Pioneer Human Services of Seattle, a model for the well managed and financially self-sustaining social service enterprise that employs ex convicts. We invested in Viridian Partners, a venture capital fund that shares our social and financial goals by investing in women led and women owned businesses in the life sciences industry. And our portfolio company Aviron, now public, has been very successful in demonstrating a nasal flu vaccine for kids that now looks to be even better than shots. The company is expected to have the product on the shelves for the 1999-2000 flu season.

Stakeholder Actions
Calvert filed a shareholder resolution with Heinz, a portfolio company, stating concerns we had about their environmental practices. Company officials met with Calvert and gave us satisfactory responses. We continued to press the company, however, to publish an environmental analysis of their operations. We are pleased to report that the new President agreed to the suggestion and, in March 1999, Heinz will be the first food company to publish an environmental report.

We also filed a shareholder resolution with Home Depot requesting that the company adhere to a higher level of accountability on the issue of workforce diversity. The company fought the resolution but nevertheless the resolution garnered 14% of the votes, which is quite positive for such an action. Investors interested in the Calvert stakeholder issues may wish to visit the Calvert web site to get more detailed information on our methods and efforts. See www.CalvertGroup.com.

High Social Impact
A $300,000 investment was made though our High Social Impact Investments to the Minnesota Community Development Corporation which operates a program to support small business, low income housing and commercial development as a part of integrated community economic development strategies. They have pioneered a new model for a construction cooperative whereby artisans and contractors can earn a much more reasonable wage. By reducing the need for a general contractor they can lower costs to homeowners.

Calvert Management News
Barbara Krumsiek, Calvert's President, was selected by President Clinton to participate in the first National Summit on Retirement Income Savings on June 4-5. In response to the urgent need to increase the nation's low savings rate and promote long-term financial security into retirement, this conference was created through legislation passed last year by the House and Senate.
Calvert Group was also recognized for the sixth year in a row by Working Mother Magazine as one of the 100 Best Companies for working mothers.

Thank you again for your support in making these achievements possible. Building a model of investment that serve today's needs as well as those of future generations remains our mission.

Sincerely,

/s/

D. Wayne Silby
Chairman







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Money Market Portfolio Statistics
September 30, 1998

Investment Performance

                           6 Months   12 Months
                           ended      ended
                           9/30/98    9/30/98
Money
Market Portfolio           2.47%      5.02%
Lipper Money
Market Funds Average       2.43%      4.93%

Maturity Schedule

                           Weighted Average
                           9/30/98  9/30/97
                           36 days  23 days

Portfolio Quality Structure


First Tier                          100%


All securities in Calvert Group money market funds are eligible securities under rule 2a-7 of the Investment Company Act of 1940. First Tier Securities are eligible securities rated in the highest rating category for short-term debt obligations by at least two of the Nationally Recognized Statistical Rating Organizations. Second Tier Securities are eligible securities not in the First Tier.

Beth Bunnell Hunter
of Calvert Asset Management Company

How did events in Asia and Russia affect the investment climate?
While the Portfolio has no direct ownership in any Russian or Asian securities, the financial crises in these regions have had a notable impact on the money market as a whole. In our report six months ago, we noted that evidence of an economic slowdown might begin to emerge but we were unsure if the slowdown would be sufficient to keep the Federal Reserve from raising rates given their tightening bias. Since that time, it has become apparent that the Asian contagion has spread and that not only Russia, but other emerging markets (such as Latin America) have also entered a period of great uncertainty. World confidence has been shaken and investors have flocked to the safety of U.S. Treasury issues. With mounting evidence of a slowdown in U.S. business activity, the Federal Reserve very rapidly shifted from a tightening to neutral to easing bias and brought the federal funds rate down 25 basis points at their September meeting. We think it very likely that more easing of rates is ahead in the months to come.

What was your strategy?
We continue to invest in a mix of variable rate demand notes, repurchase agreements, commercial paper, certificates of deposit, government agency issues and short-term corporate notes.

As the summer wound down, the effects of the Asian contagion on the U.S. economy became more clear, and the Federal Reserve moved to an easing bias, we increased our commercial paper purchases to lock in fixed rates before the easing occurred. Simultaneously, we reduced our exposure to variable rate demand notes, since the rates reset downward very quickly after an easing. However, since the yields on variable rate demand notes are still quite high relative to other types of money market securities, we continue to hold a high percentage of these issues in the Portfolio.


Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.


As we more actively purchased commercial paper, we extended our average days to maturity. At the close of the quarter, our average days to maturity was 36 days versus 23 days in our annual report.

How has the Portfolio performed?
During the one year period ending September 30, 1998, the Portfolio's return was 5.02% versus the Lipper Money Market Funds average of 4.93%.

What's your near-term outlook for the strength of the economy and direction of short-term interest rates?
In the near future, it is likely that we will continue to see economic data reports which indicate that U.S. growth has slowed considerably from its earlier pace. In response to this and to mounting concerns over the global liquidity crisis, the Federal Reserve will likely continue to lower borrowing rates. If the flight to quality in U.S. Treasury issues continues, prices for these issues will remain high and will exert more downward pressure on money market fund yields.

While the prospect of a further decline in yields is not welcome news, investors should bear in mind that money market returns over inflation remain quite attractive, especially in light of the current historic low yields available on longer-term Treasury bonds.

October 14, 1998

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Money Market Portfolio Statistics
September 30, 1998

Average Annual Total Returns

                           as of 9/30/98
One year                   5.02%
Five year                  4.61%
Ten year                   5.22%
Since inception            6.20%
(10/21/82)

Managed Growth Portfolio Statistics
September 30, 1998
Investment Performance
                           6 Months         12 Months
                           ended            ended
                           9/30/98          9/30/98
Class A                    (4.51%)          5.50%
Class B                    (5.10%)          N/A
Class C                    (5.00%)          4.35%
Lehman Aggregate
Bond Index TR              6.66%            11.51%
S&P 500 Index
Mthly. Reinvested          (6.93%)          9.08%
Lipper Balanced
Funds Average              (5.37%)          3.26%

Ten Largest Long-Term Holdings
                                      % of Net Assets
Onbank Capital Trust I,
    9.25%, 2/1/27                           2.13%
Cardinal Health, Inc.                       2.05%
Johnson & Johnson                           1.75%
Merck & Co.                                 1.73%
Conseco, Inc.,
    6.80%, 6/15/05                          1.49%
BMC Software, Inc.                          1.44%

Microsoft Corp.                             1.43%
Umbono Investment                           1.40%
International Business Machines
    Corp.                                   1.28%

Greenpoint Capital Trust,
     9.10%, 6/1/27                          1.26%
Total                                       15.96

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source:  Lipper Analytical Services, Inc.

New subadvisors assumed management of the equity portion of the Portfolio effective July 1995.

CAMCO
Vice President
of Equities, John Nichols
What were the key factors in stock and bond market performance?
The financial crises in Asia, Russia and Latin America created exceptional volatility in the financial markets and touched off a flight to quality. Investors moved en masse to the relative safety and liquidity of U.S. Treasury securities and the biggest and best known names in the stock market.

How did the Portfolio's asset allocation affect returns?
We manage the Portfolio to maintain consistent exposure to stocks and bonds. Stocks represent roughly 60% of assets; bonds account for roughly 40%.

The Portfolio's fixed-income assets contributed positive results, as a decline in interest rates pushed bond prices higher. Our equity investments also posted a gain for the 12-month period, despite a third quarter shakeout that erased a good bit of the year's advance. We continue to utilize a team approach to equity management, with part of the Portfolio overseen by Brown Capital Management and part directed by NCM Capital.

What strategy was utilized by the fixed-income manger?
Calvert Asset Management Company, CAMCO, continued with its strategy of making frequent relative value trades within the corporate bond arena. Relative value trades are attempts to capitalize on undervalued sectors or securities. When supply and demand conditions would not support this approach, CAMCO focused on the highest quality issues. This Portfolio does not allow investment in Treasury securities, the standout performer in the fixed-income universe this year. However, the manager's emphasis on other high-quality securities was positive for performance, as prices for these issues appreciated more fully than those of lower quality issues.

And on the equity side?
In light of the financial turmoil abroad, NCM Capital positioned their portion of the Portfolio defensively. Towards the latter half of 1997, they began to reduce exposure to economic sectors that had the highest sensitivity to slowing world economies. These included industries dependent on commodities priced in the world markets, including steel, aluminum and other basic materials. The capital goods sector was also pared back, as NCM expected capital expenditures for industrialized goods would also slow. They added to positions in the healthcare, communication services and consumer staples sectors. Performance for these stocks is less tied to economic trends. This reallocation of assets among sectors was positive for performance.

NCM's gains were diluted a bit by exposure to companies in the financial services and energy sectors. The financial stocks will be retained as it appears the worst for these companies is behind us and the outlook for the industry is positive. The energy stocks were sold.

Brown Capital Management held to their bottom-up, fundamental approach to finding the most promising opportunities that are also selling at reasonable prices. They realized good gains from their technology holdings and large-company stocks. Large-company stocks led small-company stocks especially in the first half of the Portfolio's fiscal year.

In light of the increased market volatility, Brown Capital also reevaluated all of their stock picks to make sure managers have the same level of confidence in them now as they did when the positions were added.

What's your outlook for the financial markets in the months ahead?
Investors should expect a continuation of above-average volatility. While there has been some progress towards finding solutions for the troubled Asian, Russian and Latin American economies, resolutions are far from assured.

Managed Growth shareholders have the benefit of broad diversification across different asset categories. This helps to cushion against setbacks in any one security type or market sector.

October 14, 1998




Managed Growth Portfolio Statistics
September 30, 1998

Average Annual Total Returns

                           Class A Shares
                           as of 9/30/98
One year                            0.46%
Five year                           8.99%
Ten year                            9.63%
Since inception                     11.15%
(10/21/82)
                           Class B Shares
                           as of 9/30/98
Since inception            (9.85%)
(4/1/98)

                           Class C Shares
                           as of 9/30/98
One year                   3.35%
Since inception            9.70%
(3/01/94)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Line graph here from 10/1/89-9/98:

CSIF Managed Growth Portfolio (Class A) - $25,079
Lehman aggregate Bond Index TR - $24,341
S&P 500 Monthly Reinvest - $49,182
Lipper Balanced Funds Index - $31,928

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Managed Growth Portfolio Statistics
September 30, 1998

Asset Allocation

Stocks                   57%
Bonds                    40%
Cash & Cash Equivalents   3%
                        100%

The Five Economic Sectors
(Equity Holdings)

Technology                    22.74%
Financial Services            19.01%
Health Care                   18.01%
Business Equip. and Services  9.68%
Consumer Durables             8.61%

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Bond
Portfolio Statistics
September 30, 1998
Investment Performance
                           6 Months        12 Months
                           ended            ended
                           9/30/98          9/30/98
Class A                    4.03%            8.46%
Class B                    3.36%            N/A
Class C                    N/A              N/A
Lehman Aggregate
Bond Index TR              6.66%            11.51%
Lipper Corporate
Debt Funds

A Rated Average            6.00%            10.40%
Maturity Schedule
                           Weighted Average
                           9/30/98          9/30/97
                           13 years         14 years
SEC Yields
                           30 days ended
                           9/30/98          9/30/97
Class A Shares             5.56%            4.75%
Class B Shares             4.33%            N/A
Class C Shares             4.36%            N/A

Portfolio Quality Structure

AAA                                         26%
AA                                          7%
A                                           31%
BBB                                         26%
BB                                          4%
B                                           -
NR                                          4%
Cash & Cash Equivalents                     2%
                                            100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source:  Lipper Analytical Services, Inc.

Greg Habeeb
of Calvert Asset Management Company
Describe the investment climate over the past year.
The financial crises in Asia, Russia and Latin America caused investors worldwide to seek the safety and liquidity of U.S. Treasury securities. This massive flight to quality created widespread financial market turmoil. Relative to Treasuries, all other fixed-income securities lost significant value. Also heavily affected were U.S. capital markets, including the investment-grade and junk bond markets. Liquidity dried up and new issuance ground to a halt, causing spreads over risk-free Treasuries to widen to levels not seen since past recessions.

Interest rates generally declined, as the Federal Reserve changed its objective from tightening rates on concern for inflation to easing rates in light of the dampening effect of weakened economies and markets abroad on the U.S. economy.

What was your approach?
For the first six months of 1998 our strategy was the same as always: to hold a diverse portfolio of corporate bonds and other debt securities and to improve our returns compared to the competition's by making frequent relative value trades. This was a very challenging approach, given that the high demand for Treasury securities caused many corporations to postpone new issuance. These already unfavorable supply and demand conditions were made worse by continued weakness in world economies. In July, we shifted to a policy of investing new money only in bonds rated AAA or better. Higher quality securities outperformed their lower rated counterparts.

How did the Portfolio perform?
The decline in yields and resulting rise in prices allowed the Portfolio to generate robust and positive returns for the six- and 12-month periods.

We lagged our competitors in the corporate bond arena (represented by the Lipper Average) and a wider universe of Treasury, corporate and other types of bond funds (represented by the Lehman Aggregate Index). This was due to our lack of representation in Treasury securities. Many of our peers, even those investing primarily in corporate-issued debt, invest a portion of assets in Treasuries. This Portfolio is managed in accordance with strict social and environmental screening criteria which disallow investment in Treasuries. In this market environment Treasuries were the clear winners; thus our results did not keep pace.

What should investors expect in the coming months?
We expect interest rates will remain low and may trend lower still. Price appreciation will likely continue to be the primary component of your return.

Right now, the financial markets are struggling with a world economy that has deteriorated dramatically from one year ago, extreme volatility and exceptionally risk-averse investors. In order for us to return to our strategy of relative value trading, some stability will need to return to the financial markets. Relief is likely to come only when there are fundamental positive developments for the troubled economies of Asia, Russia and Latin America.

October 20, 1998

Bond
Portfolio Statistics
September 30, 1998

Average Annual Total Returns
Class A Shares
                           as of 9/30/98
One year                   4.38%
Five year                  4.84%
Ten year                   8.07%
Since inception            8.26%
(8/24/87)
                           Class B Shares
                           as of 9/30/98
Since inception            (.64%)
(4/1/98)

                           Class C Shares
                           as of 9/30/98
Since inception            .42%
(6/1/98)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Line graph here from 10/1/89-9/98

CSIF Bond Portfolio- $21,722
Lehman aggregate Bond Index TR - $24,341
Lipper Corp. Debt Funds A Rated Index - $23,643


Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.


Equity
Portfolio Statistics
September 30, 1998

Investment Performance

                              6 Months      12 Months
                              ended ended
                              9/30/98       9/30/98
Class A                       (21.84%)      (15.70%)
Class B                       (22.11%)      N/A
Class C                       (22.12%)      (16.47%)
S&P 500 Index
Mthly. Reinvested             (6.93%)       9.08%
Lipper Growth
Funds Average                 (11.80%)      (1.44%)

Ten Largest Stock Holdings

                                     % of Net Assets
Schering Plough Corp.                       3.80%
Merck & Co., Inc.                           3.71%
Sun Microsystems, Inc.                      3.65%
Black & Decker Corp.                        3.58%
Ameritech Corp.                             3.54%
Masco Corp.                                 3.37%
BankAmerica Corp.                           3.13%
Cisco Systems. Inc.                         2.95%
Federated Dept. Stores, Inc.                2.67%
Office Depot, Inc.                          2.63%
Total                                       33.03%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source:  Lipper Analytical Services, Inc.

New subadvisor assumed management of the Portfolio effective September 1998

CAMCO Vice President
of Equities, John Nichols
How have events in Asia and Russia affected the U.S. stock market?
The financial crises in Asia and Russia have produced a very high level of volatility in the equity markets. After a few years of very high returns with low volatility, domestic equity markets are experiencing the converse. These events have certainly had an impact on the performance of stocks held in the Equity Portfolio.

One of the precipitating events, global deflation in commodity prices, has caused stocks in raw materials, energy and basic industries to underperform the market. The expected slowing of developing economies combined with the strength of the U.S. dollar has had a negative impact on exporters, especially companies in the technology and consumer goods areas. The effects of slackening global demand and lessening pricing power have compounded to change the prospects for many of the fastest growing companies in the U.S..

What was the Portfolio manager's strategy during the past year?
Loomis, Sayles & Company was at the helm for the 12-month period covered by this report. This manager used a relative value approach in an attempt to identify stocks selling at unusually low valuations relative to the market and relative to the stock's historical valuations. While a time-tested and sound approach, this strategy did not generate above-market returns. During the past year, stocks trading at historically high valuations tended to rise even higher, while more attractively priced stocks fell further.

How did the Portfolio perform relative to its benchmark?
We were disappointed with the Portfolio's performance. Our 12-month total return of (15.70%) was significantly behind the 9.08% return for the Standard & Poor's 500 Stock Index and the (1.44%) return for the Lipper Growth Funds Index. Weaker returns were due in part to the size of the companies the manager selected and the character of the markets over the past year. In addition to the tendency for expensive stocks to get more expensive and cheap stocks to get cheaper, investors generally favored the largest stocks in terms of market capitalization over the smaller stocks. (Market capitalization equals share price times number of shares outstanding.) The Portfolio is not as fully invested in the largest companies as the S&P 500 is.

Will the Fund utilize the same strategy going forward?
No. The Portfolio will continue to seek stocks that are reasonably priced, poised for growth and mainly in the large-capitalization universe, but we believe investors will benefit from the talents of a new money manager. On September 22, we asked shareholders to approve our appointment of Atlanta Capital as the replacement for Loomis, Sayles. Atlanta Capital was founded in 1969, is headquartered in Atlanta, Georgia and oversees approximately $3.8 billion in assets.

We selected Atlanta Capital after conducting a far-reaching and detailed review of equity management teams. Our evaluation included an assessment of 1) the firm's level of management experience across different market cycles 2) the firm's performance track record and 3) whether the firm's style is naturally compatible with the Portfolio's investment philosophy, including its social and environmental standards.

Equity
Portfolio Statistics
September 30, 1998
Average Annual Total Returns

                           Class A Shares
                           as of 9/30/98
One year                   (19.78%)
Five year                  5.72%
Ten year                   7.73%
Since inception            6.72%
(8/24/87)

                           Class B Shares
                           as of 9/30/98
Since inception            (26.11%)
(4/1/98)

                           Class C Shares
                           as of 9/30/98
One year                   (17.30%)
Since inception            4.97%
(3/01/94)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)
Line graph here from 10/1/89-9/98:

CSIF Equity Portfolio - $21,060
S&P 500 Monthly Reinvest - $49,182
Lipper Growth Funds Index - $40,488

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Could you describe this new strategy?
Atlanta Capital uses a bottom-up approach to identifying high-quality stocks that fit into their overall view of which industries and sectors will drive the economy's future growth. They look for companies with strong and steady profit margins and healthy balance sheets that are trading at reasonable valuations. In keeping with the manager's strict sell criteria, positions will be reduced or eliminated when financial quality or profitability deteriorates or when Atlanta's investment themes change.

What changes has Atlanta Capital made thus far?
Assets were transferred on September 21, very near the close of this reporting period. In our next report, we'll be able to provide an update from the new manager describing the changes they've made and their success in turning around the Portfolio's performance.

October 14, 1998

Equity
Portfolio Statistics
September 30, 1998
Asset Allocation

Stocks                          97%
Bonds                           1%
Cash & Cash Equivalents         2%
                                100%

Top Five Economic Sectors

% of Equity Holdings
Technology                      18.38%
Health Care                     13.64%
Financial Services              12.30%
Capital Goods                   11.60%
Retail                          10.45%

Managed Index
Portfolio Statistics
September 30, 1998

Ten Largest Stock Holdings

                                % of Net Assets
US West, Inc.                   3.91%
Bellsouth Corp.                 3.46%
Merck & Co., Inc.               2.88%
Microsoft Corp.                 2.82%
Johnson & Johnson               2.76%
Amgen, Inc.                     2.63%
First Union Corp.               2.63%
Federal Nat'l Mortgage Assn.    2.58%
NationsBank Corp.               2.41%
American Int'l Group, Inc.      2.16%
Total                           28.24%

Average Annual Total Returns

                                Class A Shares
                                as of 9/30/98
Since inception                 (14.10%)
(4/15/98)
                                Class B Shares
                                as of 9/30/98
Since inception                 (14.63%)
(4/15/98)

                                Class C Shares
                                as of 9/30/98
Since inception                 (7.82%)
(6/1/98)

                                Class I Shares
                                as of 9/30/98
Since inception                 (9.73%)
(4/15/98)




Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charges.


Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge.

Ted Gekas of State Street Global Advisors

As this is the first report to shareholders, it would be helpful if you set forth the Portfolio's investment objective and strategy.
The Managed Index Portfolio began operations on April 15, 1998. Welcome to all investors.

Our objective is to generate returns that move in line with but, over time, exceed those of the Russell 1000 Index. The Russell 1000 is a broadly diversified set of the larger companies trading on U.S. exchanges. We use the universe of Russell 1000 stocks as a starting point, filter out those companies that don't meet the Portfolio's standards for social and environmental responsibility, then build a portfolio whose composition is similar to the Russell 1000's. As a final step, we analyze the relative value and momentum qualities of potential investments and select those we believe offer strongest potential for superior performance. This is an active, rather than passive, approach to index fund management.

How closely should shareholders expect the Portfolio's return to track the Index's?
The Portfolio's annualized returns are likely to be within 2.5% of the Russell 1000's.

We expect to achieve this close correlation through the use of a mathematical modeling process. Modeling is a way of keeping the Portfolio's overall characteristics (market capitalization, price/earnings ratio, etc.) aligned with the Index's. It should allow our performance to keep pace with the Index's without requiring us to maintain identical stock positions.

How has the Portfolio performed?
We were pleased with Managed Index Portfolio's ability to track the Index. For the five months ending September 30, 1998, we lagged the Index by just one basis point. (A basis point is one hundredth of a percent.)

Tracking is especially difficult during the start-up phase, as we have to absorb the transaction costs of establishing positions in many stocks. The Russell 1000 is a hypothetical portfolio and unlike Managed Index Portfolio pays no transaction costs or operating expenses. Increased stock market volatility was also a challenge.

What were the leading market events?
Performance for the period from the Portfolio's inception through September was primarily driven by the decline in the U.S. equity market. Stocks appeared to be weathering the storm of the Asian financial crisis fairly well in the second quarter, but the economic effects of the global slowdown took their toll in the third quarter and prices plummeted.

During the second quarter, the largest companies continued to lead the U.S. stock market's advance. The S&P 500 Stock Index added a 3.3% gain to its phenomenal first quarter return of 14.0%. The Russell 1000 returned 2.5%. Small-cap stocks didn't fair as well. The Russell 2000 Index, which has greater exposure to smaller companies, returned (4.7%). With many economies virtually collapsing around the Pacific Rim, U.S. corporate profits slowing and signs of decelerating economic growth around the world, the resilience of the U.S. stock market surprised most investors.

U.S. market returns in the third quarter seemed to reflect the worsening effects of the global economic slowdown on the U.S. economy. The S&P 500 returned (9.9%) in the three months ending September 30, the Russell 1000 returned (10.3%) and small-cap stocks continued their slide of the previous quarter with a third quarter return of (20.2%).
Which sectors had the greatest impact on the Portfolio's return?
From an industry perspective, the greatest contributors to the Portfolio's return were stocks in the pharmaceuticals industry, closely followed by positions in the telephone industry. The greatest inhibitor to performance was the Portfolio's exposure to the banking industry.

October 14, 1998

Managed Index
Portfolio Statistics
September 30, 1998
Asset Allocation

Stocks                       97%
Cash & Cash Equivalents      3%
Total                        100%

Top Five Economic Sectors

% of Equity Holdings
Financial Services           24.36%
Technology                   17.36%
Health Care                  16.44%
Utilities                    15.00%
Consumer Non-durables        6.17%

Report of Independent Accountants

To the Board of Trustees and Shareholders of Calvert Social Investment Fund:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Social Investment Fund (comprised of the Money Market, Managed Growth, Bond, Equity, and Managed Index Portfolios, hereafter referred to as the "Fund"), at September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with custodians provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
November 6, 1998

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

U.S. GOVERNMENT AGENCIES                             PRINCIPAL
AND INSTRUMENTALITIES (15.9%)                        AMOUNT       VALUE
Federal Home Loan Bank, 5.71%, 10/1/98              $1,600,000   $1,600,000
Federal Home Loan Mortgage
Notes, 5.447%, 10/15/98                              5,000,000    4,989,409
Federal Home Loan Mortgage
Notes, 5.432%, 11/10/98                              3,000,000    2,981,893
Federal Home Loan Mortgage
Notes, 5.075%, 3/19/99                               5,000,000    4,880,878
Federal National Mortgage
Assn., 5.435%, 10/29/98                              5,000,000    4,978,864
Student Loan Marketing
Assn., 5.72%, 11/20/98                               3,000,000    2,999,761
Student Loan Marketing
Assn., 4.993%, 2/18/99                               5,000,000    5,000,000
  Total U.S. Government
Agencies and Instrumentalities
(Cost $27,430,805)                                                27,430,805

CERTIFICATES OF DEPOSIT (3.6%)
Bank of Cherokee County,
 4.85%, 4/22/99 (^)                                  100,000      100,000
Broadway Federal Savings
 & Loan, 5.20%, 8/20/99 (^)                          100,000      100,000
Community Bank of the
Bay, 5.45%, 10/7/98 (^)                              100,000      100,000
Community Capital Bank,
 4.95%, 1/20/99 (^)                                  100,000      100,000
Elk Horn Bank & Trust,
5.43%, 12/18/98 (^)                                  100,000      100,000
Family Savings Bank,
5.40%, 8/20/99 (^)                                   100,000      100,000
First Community Bank, 5.40%, 4/22/99 (^)             100,000      100,000
Founders National Bank, 5.00%, 8/30/99 (^)           100,000      100,000
Seaway National Bank Chicago,
IL,  5.20%, 1/27/99 (^)                              100,000      100,000
Self Help Credit Union,
5.45%, 7/16/99 (^)    100,000                                     100,000
Shore Bank &Trust, 5.35%, 12/18/98 (^)               100,000      100,000
Societe Generale, 5.70%, 3/23/99                     5,000,000    4,998,865
South Shore Bank of
Chicago, 5.60%, 10/30/98 (^)                         100,000      100,000
   Total Certificates of
 Deposit (Cost $6,198,865)                                        6,198,865

COMMERCIAL PAPER (11.6%)
Ing America Insurance VRDN,
 5.50%, 10/26/98, GA:
International Neder Verz                             5,000,000    4,980,903
National Australia Funding, 5.20,2/25/99, GA:
                      National Australia Bank        5,000,000    4,893,833
Northwestern University, 5.51%, 11/1/98              3,000,000    2,981,633
Northwestern University, 5.50%, 12/1/98              5,000,000    4,953,403
Princeton Univeristy, 5.54%, 10/5/98                 2,200,000    2,198,646
   Total Commercial Paper (Cost $20,008,418)                      20,008,418


CORPORATE TAXABLE NOTE (2.9%)
First National Bank of Chicago,
IL, 5.52%, 2/16/99                                   5,000,000    4,997,088

Total Corporate Taxable Note (Cost $4,997,088)                     4,997,088

TAXABLE VARIABLE RATE                                  PRINCIPAL
DEMAND NOTES (64.3%)                                   AMOUNT       VALUE
ABAG Financing Authority for Nonprofit Corporations
                  CA Certificates of
Participation VRDN, 5.80%, 10/1/27,
LOC:  Banque National de Paris                       $3,280,000   $3,280,000
Aspen Institute Inc. VRDN, 5.69375%,
12/1/04,  LOC:
First National Bank of Maryland                      1,260,000    1,260,000
Barton Healthcare LLC VRDN, 5.50%,
2/15/25, LOC:
American National Bank & Trust                       7,100,000    7,100,000
Berks County PA Industrial
 Development Authority Revenue
VRDN, 5.45%, 6/1/15, LOC:  Corestates                2,135,000    2,135,000
Betters Group LP VRDN, 5.65%, 2/1/12, LOC:
Century National Bank & Trust,
Confirming LOC: Mellon Bank                          2,190,000    2,190,000
California Statewide Community
 Development Revenue VRDN,
6.25%, 7/1/27, LOC:  Sanwa Bank                      345,000      345,000
Clinic Building Inc., 5.79%, 12/1/18,
 LOC:  Rabobank Nederland                            4,000,000    3,999,609
Colorado Health Facilities Authority
VRDN, 5.85, 11/1/26,
LOC: Kredietbank                                     5,000,000    4,998,789
Colorado Health Facilities Authority
VRDN, 5.75, 2/1/25,
LOC: Kredietbank                                     3,000,000    3,000,000
Episcopal Health Services, Inc.
VRDN, 5.65%, 3/1/28,
LOC:  Banque Paribas                                 4,750,000    4,750,000
Gardena Certificates of Participation
VRDN, 6.40%, 7/1/25,
LOC:  Sumitomo Trust & Banking,
 Confirming
LOC: Dai-Ichi Kangyo Bank                            8,310,000    8,310,000
Health Midwest Ventures Group,
 5.50%, 8/1/19, LOC:
Bank of America-IL                                   8,100,0008,  100,000
IPC Industries, Inc. VRDN,
 5.65%, 10/1/11, LOC:
National Bank of Canada                              4,065,000    4,065,000
La Mirada CA Industrial
 Development Authority VRDN, 5.50%,
12/1/26, LOC:  First National
 Bank of Chicago                                     3,000,000    3,000,000
Lexington Financial Services LLC
VRDN, 5.50%, 3/1/27,
LOC:  LaSalle Bank                                   200,000      200,000
Memphis Center Finance Corp.
Multi-family Housing Revenue
VRDN, 5.97%, 11/1/30, LOC:
 National Bank of Commerce TN                        255,000      255,000
Mississippi Business Financial
Corporation Industrial Development
Revenue VRDN, 5.85%, 5/1/12,
 LOC:  Mercantile Bank                               3,000,000    3,000,000
Montgomery County KY
Industrial Building Revenue VRDN,
5.65%, 8/1/06, LOC: Fleet Bank                       1,826,000    1,826,000
Montgomery County PA
 Industrial Development Authority Revenue
VRDN, 5.45%, 3/1/10, LOC: Corestates                 300,000      300,000
Mt Vernon Industrial Economic
Development 6.00%, 7/1/07, LOC:
Citizens National Bank of Evansville,
Confirming LOC:  Suntrust Bank                       125,000      125,000
New Hampshire State Business
Financial Authority Revenue VRDN,
5.75%, 6/1/28, LOC:  Fleet Bank                      2,000,000    2,000,000
Physicians Plus Medical Group VRDN,
 5.70%, 8/1/16,
LOC:  LaSalle Bank                                   8,400,000    8,400,000
Pleasant Hill CA Redevelopment
 Agency VRDN, 5.70%,
8/1/26, LOC:  Heller Financial,
 Confirming LOC:
Commerze Bank, AG                                    50,000        50,000
San Jose Financing Authority Revenue
VRDN, 5.45%,
12/1/25, INSUR:  AMBAC, BPA:
Bank of Nova Scotia                                  7,900,000    7,900,000

TAXABLE VARIABLE RATE                                  PRINCIPAL
DEMAND NOTES (Cont'd)                                  AMOUNT       VALUE
Sault Sainte Marie Tribe Building
Authority Revenue VRDN,
6.15%, 6/1/03, LOC:
  First America Bank of Michigan                     $5,505,000   $5,505,000
South Central Communications Corp.,
5.95%, 9/1/13,
LOC:  Citizens National
Bank of Evansville, Confirming
LOC:  Suntrust Bank                                  4,000,000    4,000,000
St Josephs County
Multi-family Housing VRDN,
Pin Oak  Apartments, 5.55%, 6/1/27, LOC:
Federal Home Loan Bank                               905,000      905,000
St Josephs County Multi-family Housing
 VRDN,
West Manor  Apartments, 5.55%, 6/1/27, LOC:
Federal Home Loan Bank                               695,000      695,000
St. Paul MN Port Authority
Industrial Revenue VRDN, 5.95%,
6/1/11, LOC:  US Bank N.A.                           795,000      795,000
Texas St., Texas Veterans Land,
5.67%, 12/1/27, TOA:  Citibank                       8,000,000    8,000,000
Virginia St. Housing
Development Authority VRDN, 5.50%,
1/10/47                                              8,000,000    8,000,000
W.L. Petrey Wholesaling, Inc.
VRDN, 5.65%, 3/1/08,
LOC:  Southtrust Bank of Alabama                     2,670,000    2,670,000

 Total Taxable Variable Rate
Demand Notes (Cost $111,159,398) .                                111,159,398

REPURCHASE AGREEMENTS (0.6%)
State Street Bank, 5.35%, dated 9/30/98,
due 10/1/98
(Collateral: $1,034,354 Federal
Home Loan Bank, 5.61%, 1/23/03)                      1,000,000    1,000,000
Total  Repurchase Agreements (Cost $1,000,000)                    1,000,000

TOTAL INVESTMENTS (Cost $170,794,574) - 98.9%                      170,794,574
Other assets and liabilities, net - 1.1%                          1,905,950
Net Assets - 100%                                                 $172,700,524

MANAGED GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                                      PRINCIPAL
CERTIFICATES OF DEPOSIT (0.1%)                       AMOUNT       VALUE
Blackfeet National Bank, 5.75%, 11/13/98 (^)         $92,000      $91,565
D. Edward Wells Federal Credit Union,
 5.00%, 11/20/98 (^)                                 50,000       49,389
First American Credit Union, 5.75%, 12/23/98 (^)     92,000       90,695
Mission Area Federal Credit Union, 4.95%,
11/18/98 (^)                                         50,000       49,796
New Alternative Federal, 5.25%, 11/18/98 (^)         50,000       49,353
Northeast Community Federal Credit
Union, 5.00%, 11/18/98 (^)                           50,000       49,815
South Shore Bank of Chicago:
      5.55%, 12/6/98 (^)                             100,000      98,625
      5.30%, 2/9/99                                               350,000
348,475
    Total Certificates of Deposit (Cost $834,000)                 827,713


CONVERTIBLE DEBENTURE BONDS (0.0%)
WorldWater, Inc., 9.00%, 9/28/97 (*)(b) 150,000      45,000
Total Convertible Debenture Bonds (Cost $150,000)                 45,000

COMMUNITY LOAN NOTES (*)(0.7%)
Accion International Corp., 4.00%, 1/13/00           250,000      246,085
Accion US Bridge Fund, 4.00%, 1/12/01   100,000      98,434
Boston Community Loan Fund, 4.50%, 1/12/01           500,000      492,800
Coastal Enterprises, Inc., 4.00%, 7/15/01            200,000      191,424
Community Reinvestment Fund, 4.00%, 4/5/00           100,000      97,187
Co-op Fund of New England, Inc., 4.00%, 1/13/00      105,000      103,356
Eastside Community Investment, 4.00%, 4/5/00 (b)     100,000      50,000
Ecumenical Development Corp., 5.00%, 12/31/01        100,000      98,685
Environmental Enterprises Assistance
 Fund, 4.50%, 6/28/99                                125,000      120,430
First State Community Loan Fund, 4.00%, 1/15/99      25,000       24,579
Foundation for International Community Asst.,
 3.50%, 4/30/01                                      50,000       48,265
Housing Assistance Council, 4.50%, 6/30/02           75,000       72,293
Institute for Community Development,
4.00%, 10/1/01                                       250,000      237,730
Institute for Community Economics,
 4.00%, 1/13/00                                      150,000      147,651
Interfaith Housing Delaware, 4.50%, 12/31/98         50,000       40,000
Low Income Housing Fund:
      4.00%, 1/13/99                                 50,000       49,173
      3.50%, 9/30/99                                 100,000      94,464
Manna, Inc., 4.50%, 9/30/02                          250,000      238,832
Michigan Housing Trust, 4.50%, 6/28/99  100,000      96,344
Micro Industry Credit Rural Corp.,
4.50%, 1/13/01                                       100,000      98,560
Minnesota Non Profit Assistance
 Fund, 4.00%, 4/7/00                                 200,000      194,374
National Fed of Community
Development Credit Union,
                  4.00%, 4/7/01                      400,000      388,748
New Hampshire Community Loan
 Fund, 4.00%, 7/15/01                                400,000      384,224
Nonprofit Facilities Fund, 4.50%, 6/30/99            100,000      96,321
North Country Co-op Development
Fund, 4.50%, 1/12/01                                 100,000      98,560
Northeast South Dakota Energy
Conservation Corp., 4.50%, 1/13/03                   25,000       24,640
Opportunity International, 3.50%, 9/30/99            100,000      94,464

                                                     PRINCIPAL
Community Loans (Cont'd)                             AMOUNT       VALUE
Saint Ambrose Housing Center,
 4.50%, 3/31/99                                      $25,000      $24,357
Vermont Community Loan Fund,
 4.50%, 4/30/01                                      200,000      194,120
Washington Area Community
 Investment Fund, 4.50%, 12/31/01                    317,000      312,435
Western Massachusetts Enterprise
Fund, 4.50%, 9/30/03                                 50,000       47,767
Women's Self-Employment Loan
Fund, 4.50%, 12/30/98                                50,000       49,334

Total Community Loan Notes (Cost $4,747,000)                      4,555,636

CORPORATE BONDS (35.6%)
Advanta Corp., 7.05%, 7/30/99                        3,000,000    2,949,780
AGL Capital Trust, 8.17%, 6/1/37                     4,000,000    4,266,800
All Media Solutions, 9.00%, 7/31/99 (*)(#)           50,000       33,000
Allmerica Financial Corp., 7.625%, 10/15/25          7,450,000    8,240,519
Atlantic Mutual Insurance Co., 8.15%, 2/15/28        5,500,000    5,842,870
BCI US Funding Trust I, 8.01%, 12/29/49 2,000,000    1,990,260
BNP US Funding LLC, 7.738%, 12/31/49    5,500,000    5,117,095
Bank One Corp., 7.25%, 8/1/02                        1,000,000    1,073,080
Bell Atlantic Financial Services, Inc.,
 6.53%, 2/22/00                                      2,000,000    2,043,720
Bellsouth Telecommunications, 6.00%,
6/15/02                                              3,000,000    3,133,830
Block Financial Corp., 6.75%, 11/1/04                1,500,000    1,610,265
Chase Credit Card Master Trust, 6.194%, 8/15/05      3,500,000    3,661,385
Cigna Corp., 6.375%, 1/15/06                         5,000,000    5,133,050
Clean Air Cab, 6.00%, 12/31/98 (*)(b)                250,000      0
Community Reinvestment Fund, 6.35%, 6/1/15(*)        90,879       93,513
Computer Associates International, Inc.:
    6.25%, 4/15/03                                                3,000,000
3,044,220
    6.375%, 4/15/05                                  2,000,000    2,045,500
Conseco Medium Term Notes, 6.40%, 6/15/11            4,000,000    4,043,880
Conseco, Inc., 6.80%, 6/15/05                        10,000,000   10,262,500
Credit Suisse First Boston, 7.90%, 4/29/49           5,000,000    5,249,895
Crescent Real Estate Equities, 6.625%, 9/15/02       5,000,000    4,955,250
Dayton Hudson Corp., 5.95%, 6/15/00                  2,000,000    2,021,700
Dime Bancorp, Inc., 6.12%, 3/10/99                   3,000,000    3,003,030
Dime Capital Trust I, 9.33%, 5/6/27                  1,000,000    1,134,250
First Interstate Bancorp, 9.90%, 11/15/01            1,000,000    1,139,640
Fuji Bank, Ltd., 9.87%, 12/31/49                     10,750,000   4,935,077
Goldman Sachs Group LP:
     7.875%, 1/15/03                                 6,000,000    6,425,028
     6.625%, 12/1/04                                 1,000,000    1,048,800
Greenpoint Capital Trust, 9.10%, 6/1/27              7,860,000    8,668,165
Greentree Financial Corp., 6.50%, 9/26/02            5,000,000    5,063,200
GS Escrow Corp., 7.00%, 8/1/03                       5,000,000    5,115,700
Homeside Lending, Inc., 6.86%, 7/2/01                3,000,000    3,121,680
Interpool, Inc., 6.625%, 3/1/03                      7,000,000    6,815,410
Localiza Rent A Car, 10.25%, 10/1/05                 500,000      245,000
Long Island Savings Bank, 7.00%, 6/13/02             2,500,000    2,621,550
Mark IV Industries, Inc., 7.50%, 9/1/07              5,000,000    4,857,500
Mckesson Corp., 6.30%, 3/1/05                        900,000      948,780
Medpartners, Inc., 6.875%, 9/1/00                    7,000,000    5,600,000
Merita Bank, Ltd., 7.15%, 12/29/49                   6,000,000    6,185,382
Meyer Fred, Inc., 7.375%, 3/1/05                     6,500,000    6,796,985

                                                     PRINCIPAL
Corporate Bonds (Cont'd)                             AMOUNT       VALUE
Money Store Trust, 6.115%, 5/15/10                   $5,000,000   $5,027,000
National Association of People with
 AIDS, 10.00%, 1/31/98 (*)(b)                        250,000      25,000
National Rural Utilities, 6.125%, 5/15/05            5,000,000    5,254,350
NCB Affordable Housing /
Market Rate Cooperative First
Mortgage Certificates Series
1993-3 B, 7.50%, 1/1/99 (*)                          2,592,436    2,665,024
Onbank Capital Trust I, 9.25%, 2/1/27                12,600,000   14,648,130
Paine Webber Group, Inc., 7.00%, 3/1/00 2,000,000    2,028,540
Paribas New York, 6.95%, 7/22/13                     5,500,000    5,722,805
Penny (J.C.), Inc.:
     6.95%, 4/1/00                                                3,500,000
3,578,575
     7.25%, 4/1/02                                                4,250,000
4,477,545
Picturetalk, Inc., 8.00%, 3/13/99 (*)                500,000      471,550
Pioneer Human Services, 8.75%, 5/27/01(*)            500,000      515,410
Poland Partners, 5.875%, 4/13/04 (*)                 570,343      432,107
Prime Property Funding II, 6.80%, 8/15/02            4,000,000    4,158,800
Puget Sound Energy, 6.23%, 7/11/02                   3,949,705    4,040,627
Sage Bruno, 6.00%, 12/31/99 (*)                      125,000      100,000
Security Benefit Life Co., 8.75%, 5/15/16            3,000,000    3,526,338
Seventh Generation, 10.85%, 6/30/02 (*) 100,000      100,000
Socgen Real Estate Co., 7.64%, 12/29/49 7,150,000    7,286,779
Sun Life Canada Capital Trust I, 8.526%,
5/29/49                                              1,000,000    1,137,660
Time Warner Pass Thru Asset Trust, 4.90%,
7/29/99                                              2,740,000    2,729,637
Tyco International Group, 6.125%, 6/15/01            7,000,000    7,169,260
12th Street Historic Rehabilitation
Associates Mortgage,
10.75%, 4/15/99 (b)(*)                               356,745      89,186
Umbono Investment, 10.00%, 1/16/02                   871,375      753,701
Union Bank Norway, 7.35%, 12/31/49                   4,000,000    4,196,680
United Utilities:
     6.45%, 4/1/08                                                2,000,000
2,091,200
     6.875%, 8/15/28                                 2,000,000    2,014,980
US West Capital Funding, Inc.:
     6.125%, 7/15/02                                 500,000      516,855
     6.25%, 7/15/05                                  500,000      529,115
Xerox Capital Trust I, 8.00%, 2/1/27                 2,525,000    2,746,341
Zurich Capital Trust, 8.376%, 6/1/37                 5,750,000    6,292,110

Total Corporate Bonds (Cost $246,798,522)                         244,862,594


MUNICIPAL OBLIGATIONS (2.5%)
Chickasaw Nation Certificates of Participation,
10.00%, 8/1/03 (b)                                   5,234,721    3,140,832
Maryland State Economic Development
 Corp. Revenue Bonds,
                  8.00%, 10/1/05                     4,000,000    4,237,480
Maryland State Economic Development Corp.
Revenue Bonds,
                  8.625%, 10/1/19                    3,750,000    4,481,100
San Mateo Redevelopment Agency Tax
 Allocation Refunding Bonds,
                  7.125%, 8/1/08                     1,415,000    1,548,010
Virginia Development Authority
Revenue Bonds, 7.40%, 7/1/06                         1,000,000    1,118,500
Virginia Development Authority
 Revenue Bonds, 7.45%, 7/1/07                        2,270,000    2,565,554

Total Municipal Obligations  (Cost $17,729,883)                   17,091,476

U.S. GOVERNMENT AGENCIES                              Principal
AND INSTRUMENTALITIES (1.4%)                          Amount       Value
Federal Home Loan Banks, 5.62%,
5.57%, 8/17/00                                       $5,000,000   $5,078,555
Federal National Mortgage Assn.,
 6.09%, 7/11/00                                      3,400,000    3,478,370
Federal National Mortgage Assn.,
 6.09%, 9/27/27                                      1,250,000    1,319,762

Total U.S. Government Agencies and
Instrumentalities (Cost $9,771,479)                               9,876,687

REPURCHASE AGREEMENTS (2.7%)
Prudential Securities, 5.45%,
dated 9/30/98, due 10/1/98
(Collateral: $18,852,043 FNMA,
 6.00%, 9/1/13)                                      18,300,000   18,300,000

Total Repurchase Agreements  (Cost $18,300,000)                   18,300,000

LIMITED PARTNERSHIP INTEREST (0.5%)
Environment Allies Investment Trust                  50,000       13,016
Environment Private Equity Fund                      200,000      179,337
Global Environment Emerging Markets Fund             2            1,022,239
GEEMF Partners                                       255,500      243,000
Hambrecht & Quist Environmental
Technology Fund                                      500,000      425,452
HFG Expansion Fund I                                 125,000      48,508
IEPF Equity Fund III                                 400,000      385,945
Labrador Ventures III (#)                            100,000      100,000
Liberty Environmental Partners                       350,000      277,940
Poland Partners                                      320,000      424,362
Ukraine Fund                                         70,000       57,144
Utah Ventures (#)                                    175,000      175,000
Venture Strategy Partners (#)                        48,724       48,724
Viridian Capital (#)                                 154,687      154,687

Total Limited Partnership Interest (*)(Cost $3,327,221)           3,555,354

EQUITY SECURITIES (55.9%)                             Shares
Capital Goods (2.5%)
                  Avery Dennison Corp.               47,500       2,075,156
                  Belden, Inc.                       15,800       212,312
                  Illinois Tool Works, Inc.          74,300       4,049,350
                  Miller Herman, Inc.                200          3,950
                  Solectron Corp. (#)                115,200      5,529,600
                  Tyco International, Ltd.           98,600       5,447,650
                                                                  17,318,018

Communication Services (2.8%)
                  Ameritech Corp.                    30           1,421
                  Century Telephone Enterprises      140,962      6,660,454
                  MCI Worldcom, Inc. (#)             104,985      5,131,149
                  SBC Communications, Inc.           167,440      7,440,615
                                                                  19,233,639


Consumer Cyclicals (7.0%)
                  Acxiom Corp. (#)                   155,500      3,858,343
                  Autozone, Inc. (#)                 149,000      3,669,125
    Barnes & Noble, Inc. (#)                         60           1,620
    Block H & R, Inc.                                63,600       2,631,450
    Dayton Hudson Corp.                              50,500       1,805,375

EQUITY SECURITIES (Cont'd)                           Shares       Value
Consumer Cyclicals (Cont'd))
                  Dollar General Corp.               116,890      $3,112,196
                  Fastenal Co.                       141,900      3,547,500
                  Harley Davidson, Inc.              198,200      5,822,125
                  Home Depot, Inc.                   197,840      7,814,680
                  IMS Health, Inc.                   46,300       2,867,706
                  Jones Apparel Group, Inc. (#)      178,400      4,092,050
                  New York Times Co.                 60           1,650
                  Office Max, Inc. (#)               237,200      2,327,525
                  Omnicom Group, Inc.                85,800       3,861,000
                  Penny (J.C.), Inc.                 20           699
                  Real Goods Trading Corp. (#)       125,000      515,625
                  Rouse Co.                          81,600       2,198,100
                  UOL Publishing, Inc. (#)           25,080       122,265
                                                                  48,249,034

Consumer Staples (8.6%)
                  Cardinal Health, Inc.              136,450      14,088,462
                  Colgate Palmolive Co. 32,300       2,212,550
                  CVS Corp.                          106,200      4,652,887
                  Dial Corp.                         128,500      2,650,312
                  Donnelley (R.R.) & Sons Co.        82,500       2,902,968
                  Fort James Corp.                   70           2,297
                  Gillette Co.                       178,300      6,819,975
                  Heinz (H. J.) Co.                  20           1,022
                  Hershey Foods Corp.                79,400       5,433,937
                  Interstate Bakeries Corp.          40           1,240
                  Newell Co.                         138,100      6,361,231
                  Robert Half International, Inc. (#)77,900       3,364,306
                  Safeway, Inc. (#)                  138,000      6,399,750
                  Sysco Corp.                        189,700      4,469,806
                                                                  59,360,743

Energy (0.9%)
                  Cinergy Corp.                      157,900      6,039,675

Financial Services (10.8%)
                  Aflac, Inc.                        104,600      2,987,637
                  American International Group, Inc. 83,927       6,462,379
                  Banc One Corp.                     122,160      5,207,070
                  BankBoston Corp.                   50,400       1,663,200
                  Chase Manhattan Corp. 98,000       4,238,500
                  Conseco, Inc.                      62,500       1,910,156
                  Countrywide Credit Industries,
                   Inc.                              59,400       2,472,525
                  Federal National Mortgage Assn.    108,720      6,985,260
                  Franklin Resources, Inc.           105,000      3,150,000
                  Highwood Properties, Inc.          6,900        6,557,691
                  Mellon Bank Corp.                  63,100       3,474,444
                  MGIC Investment Corp. 44,500       1,640,937
                  Nationsbank Corp. (#)              67,600       3,616,600
                  Price (T. Rowe) Associates, Inc.   163,800      4,811,625
                  SLM Holding Corp.                  123,500      4,006,031
                  State Street Boston Corp.          38,600       2,106,112
                  Sunamerica, Inc.                   48,750       2,973,750

Equity Securities (Cont'd)                           Shares       Value
Financial Services (Cont'd)
                  Umbuno Investments Corp.(#)(a)     22,670,603   $9,642,551
                                                                  73,906,468

Pharmaceutical & Health Care (7.2%)
                  Amgen, Inc. (#)                    35,100       2,652,243
                  Aviron (#)                         37,074       572,329
                  Boston Scientific Corp. (#)        72,400       3,719,550
                  Hayes Medical Services (#)(*)      303,030      545,454
                  Health Management
                  ssociation (#)                     183,425      3,347,506
                  Johnson & Johnson                  154,000      12,050,500
Merck & Co., Inc.                                    92,012       11,921,304
Quadrant Healthcare Plc. (#)                         305,263      373,663
Schering Plough Corp.                                73,400       7,601,487
Twinlab Corp. (#)                                    68,600       1,757,875
Watson Pharmaceuticals (#)                           94,600       4,800,950
                                                                  49,342,861

Technology (15.1%)
America Online, Inc. (#)                             18,600       2,069,250
Automatic Data Processing, Inc.                      95,700       7,153,575
BMC Software, Inc. (#)                               165,120      9,917,520
Cisco Systems, Inc. (#)                              87,000       5,377,687
Compaq Computer Corp.                                110,700      3,500,887
Compuware Corp. (#)                                  80,300       4,727,662
EMC Corp. (#)                                        87,670       5,013,628
Fiserv, Inc. (#)                                     40,800       1,879,350
Gateway 2000, Inc. (#)                               61,200       3,190,050
HBO & Co.                                            77,600       2,240,700
Hewlett Packard Co.                                  20           1,059
Intel Corp.                                          34,900       2,992,675
International Business Machines Corp.                68,900       8,819,200
Lucent Technologies, Inc.                            26,600       1,837,062
Microsoft Corp. (#)                                  89,140       9,810,971
Network Associates, Inc. (#)                         99,550       3,534,025
Northern Telecom, Ltd.                               30,020       960,640
Oracle Systems Corp. (#)                             199,663      5,815,184
Parametric Technology (#)                            160,700      1,617,043
Paychex, Inc.                                        123,900      6,388,593
Sterling Commerce, Inc. (#)                          152,500      5,280,312
Sterling Software, Inc. (#)                          180,400      4,972,275
Sun Microsystems, Inc. (#)                           56,900       2,834,331
Tellabs, Inc. (#)                                    102,500      4,080,781
                                                                  104,014,460

Utilities (0.3%)
California Energy, Inc. (#)                          84,700       2,244,784

Equity Securities (Cont'd)                            Shares       Value
Venture Capital (0.7%)
Agraquest, Inc., Series B Preferred (#)(*)             190,477    $323,810
Agraquest, Inc., Series C Convertible
Preferred (#)(*)                                       117,647      200,000
All Media Solutions, Inc.(#)(*)                        389,692      167,178
Calypte Biomed (#)(*)                                  100,000      175,000
Clean Air Cab (#)(*)                                   80           0
Coastal Venture Partners (*)                           80,000       78,142
Community Bank of the Bay (#)(*)                       4,000        100,000
Community Growth Fund                                  1,286,582    389,118
Eco Timber International, Inc. (#)(*)                  12,468       99,993
Energia Global, Inc., Series A,
Convertible Preferred (#)(*)                           80,129       560,903
Energia Global, Inc., Series B,
Convertible Preferred (#)(*)                           28,571       199,997
Envirolutions, Inc. (#)(*)                             814          26,184
Evergreen Solar, Series B (#)(*)                       100,000      200,000
Evergreen Solar, Series C (#)(*)                       76,972       153,944
Evergreen Solar (warrants)(#)(*)                       30,789       300
Fountainhead Technologies, Inc.,
 Preferred (#)(*)                                     3,295        25,000
Knowaste LLC (#)(*)                                   814          81,400
Living Technologies, Inc. (#)(*)                      25,000       100,000
Neighborhood Bancorp (#)(*)                           10,000       100,000
Paradigm Biosciences (#)(*)                           125,000      275,000
Paradigm, Inc. (#)(*)                                 121,591      250,000
Picturetalk (warrants) (#)(*)                         22,222       0
Pro Fund International (#)(*)                         5,729        5,729
Pro Fund International,
 Preferred (#)(*)                                     567,119      567,119
Take the Lead (#)(*)                                  23,630       50,945
Ultrafem, Inc. (#)(*)                                 25,000       275
Ultrafem, Inc. (warrants)(#)(*)                       175,000      0
Wild Planet Toys, Inc., Series B,
Preferred (#)(*)                                      476,190     666,666
Wild Planet Toys, Inc.,
Series E, Preferred (#)(*)                            29,089      180,724
Wind Harvest Co., Inc., Series A,
Preferred (#)(*)                                      8,696       50,000
                                                                  5,027,427

Total Equity Securities (Cost $332,644,314)                       384,737,109

TOTAL INVESTMENTS (Cost $634,302,419)
 - 99.4%                                                         683,851,569
Other assets and liabilities, net - 0.6%                         4,078,293
Net Assets - 100%                                                $687,929,862











See notes to financial statements.

Bond PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                                     PRINCIPAL
CORPORATE BONDS (76.8%)                              AMOUNT       VALUE
AGL Capital Trust, 8.17%, 6/1/37                     $1,000,000   $1,066,700
Advanta Corp., 7.05%, 7/30/99                        2,000,000    1,966,520
Allmerica Financial Corp, 7.625, 10/15/25            2,550,000    2,820,580
BCI US Funding Trust I, 8.01%, 12/29/49 1,000,000    995,130
BNP US Funding LLC, 7.738%, 12/31/49    1,500,000    1,395,571
Banc One Corp, 7.25%, 8/1/02                         3,000,000    3,219,240
Bell Atlantic Financial Services, Inc., 6.53%,
 2/22/00                                             1,000,000    1,021,860
BellSouth Savings & Employee ESOP, 9.125%,
7/1/03                                               154,592      170,699
BellSouth Telecommunications,
6.00%, 6/15/02                                       2,000,000    2,089,220
Chase Credit Card MasterTrust,
6.194%, 8/15/05                                      2,500,000    2,615,275
Citizens Utilities Co., 8.45%, 9/1/01                1,000,000    1,092,260
Computer Associates International Inc.,
6.375%, 4/15/05                                      2,000,000    2,045,500
Conseco Inc., 6.80%, 6/15/05                         3,000,000    3,078,750
Dayton Hudson Corp., 5.95%, 6/15/00                  2,000,000    2,021,700
Dime Bancorp Inc., 6.12%, 3/10/99                    1,000,000    1,001,010
Fuji JGB Investments LLC, 9.87%, 12/31/49            1,750,000    803,385
GS Escrow Corp., 6.75%, 8/1/01                       1,000,000    1,007,600
Greenpoint Capital Trust I, 9.10%, 6/1/27            2,000,000    2,205,640
Interpool, Inc., 6.625%, 3/1/03                      1,000,000    973,630
KeyCorp, 7.50%, 6/15/06                              760,000      843,281
Mark IV Industries, Inc., 7.50%, 9/1/07              500,000      485,750
Medpartners, Inc., 6.875%, 9/1/00                    1,000,000    800,000
Merita Bank, Ltd., 7.15%, 12/29/49                   1,000,000    1,030,897
National Cooperative Bank, 7.50%, 7/1/12             777,731      805,029
Onbank Capital Trust I, 9.25%, 2/1/27                2,000,000    2,325,100
Paribas New York BRH, 6.95%, 7/22/13    500,000      520,255
Prime Property Funding II, 6.80%, 8/15/02            2,000,000    2,079,400
Socgen Real Estate Co. LLC, 7.64%, 12/29/49          1,260,000    1,284,104
Time Warner, 4.90%, 7/29/99                          1,000,000    996,218
Tyco International Group, 6.125%, 6/15/01            1,000,000    1,024,180
Union Bank Norway, 7.35%, 12/31/49                   1,000,000    1,049,170
Union Pacific Resources Group Inc.,
7.05%, 5/15/18                                       500,000      481,265
United Utilities PLC, 6.875%, 8/15/28                500,000      503,745
Xerox Capital Trust I, 8.00%, 2/01/27                2,000,000    2,175,320
Zurich Capital Trust, 8.376%, 6/1/37                 3,000,000    3,282,840
     Total Corporate Bonds (Cost $51,223,609)                     51,276,824

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES (15.5%)
Federal Home Loan Banks, 5.62%, 8/10/00 1,000,000    1,016,520
Federal Home Loan Mortgage Corp.,
7.12%, 6/25/28                                       2,750,000    2,904,104
Federal National Mortgage
 Assn., 6.09%, 7/11/00                               2,400,000    2,455,320
Federal National Mortgage
 Assn., 6.09%, 9/27/27                               1,250,000    1,319,762
Federal National Mortgage
Assn., 6.08%, 9/1/28                                 2,500,000    2,648,775
    Total U.S. Government Agencies
and Instrumentalities
                  (Cost $10,187,019)                              10,344,481

                                                     PRINCIPAL
MUNICIPAL OBLIGATIONS (2.3%)                         AMOUNT       VALUE
Missouri Higher Education Student
 Loan Revenue Bonds,
                  6.80%, 2/15/01                     $1,000,000   $1,037,950
Somerville, Massachusetts, U.S.
Government Guaranteed Notes,
                  7.12%, 8/1/01                      475,000      502,821

 Total Municipal Obligations (Cost $1,473,840)                    1,540,771


COMMERCIAL LOAN NOTES (0.7%)
DC Habitat for Humanity, 4.50%, 2/17/01 150,000      147,257
Northeast Entrepreneur Fund, 4.50%, 6/30/03          100,000      96,391
St. Vincent de Paul Society, 4.50%, 7/29/01          200,000      192,006

    Total Commercial Loan Notes(*) (Cost $450,000)                435,654


EQUITY SECURITIES (1.7%)                             SHARES
Highwoods Properties Inc., Series A, Preferred       600          570,234
Northern Borders Partners, LP                        17,900       613,075

Total Equity Securities (Cost $957,288)                           1,183,309

TOTAL INVESTMENTS (Cost $64,291,756) - 97.0%                      64,781,039
Other assets and liabilities, net - 3.0%
1,981,594
Net Assets - 100%                                                 $66,762,633

EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

EQUITY SECURITIES (93.8%)                            SHARES       VALUE
Basic Industries (5.9%)
                  Jefferson Smurfit Corp. (#)        1,000        $11,500
                  Morton International, Inc.         151,000      3,303,125
                  Nalco Chemical Co.                 105,600      3,115,200
                  UCAR International, Inc. (#)       90,000       1,620,000
                                                                  8,049,825
Capital Goods (7.0%)
                  Dover Corp.                        96,000       2,964,000
                  Pitney Bowes, Inc.                 40,000       2,102,500
                  Sensormatic Electronics Co. (#)    50,000       293,750
                  Solectron Corp. (#)                30,000       1,440,000
                  Tyco International, Ltd.           50,000       2,762,500
                                                                  9,562,750
Communication Services (3.5%)
                  Ameritech Corp.                    102,000      4,832,250

Consumer Cyclicals (19.9%)
                  American Greetings Corp.           100          3,956
                  Autozone, Inc. (#)                 120,000      2,955,000
                  Black & Decker Corp.               117,400      4,886,775
                  Dayton Hudson Corp.                43,000       1,537,250
                  Family Dollar Stores, Inc.         100,000      1,575,000
                  Federated Department Stores,
                   Inc.(#)                           100,000      3,637,500
                  Gap, Inc.                          25,000       1,318,750
                  Harley Davidson, Inc.              35,000       1,028,125
                  Liz Claiborne, Inc.                500          13,094
                  Lowes Companies, Inc.              60,000       1,908,750
                  Masco Corp.                        186,800      4,599,950
                  Office Depot, Inc. (#)                          160,100
3,592,243
                  Office Max, Inc. (#)               100          981
                  Reebok International,
 Ltd. (#)                                            600          8,137
                                                                  27,065,511
Consumer Staples (7.0%)
                  Albertsons, Inc                    100          5,412
                  Colgate Palmolive Co. 46,000       3,151,000
                  Gillette Co.                       40,000       1,530,000
                  Kroger Co. (#)                     70,000       3,500,000
                  Newell Co.                         30,000       1,381,875
                  Rubbermaid, Inc.                   1,000        23,938
                                                                  9,592,225
Energy (3.9%)
Anadarko Petroleum Corp.                             60,000       2,358,750
Enron Corp.                                          169,700      2,969,750
                                                                  5,328,500
Financial Services (11.6%)
Aflac, Inc.                                          45,000       1,285,312
American International Group, Inc.                   30,000       2,310,000
BankAmerica Corp.                                    71,000       4,268,875

EQUITY SECURITIES (Cont'd)                           SHARES       VALUE
Financial Services (Cont'd)
Chubb Corp.                                          54,000       $3,402,000
Federal National Mortgage Assn.                      40,000       2,570,000
Frontier Insurance Group, Inc.                       150,000      1,987,500
                                                                  15,823,687
Pharmaceutical & Health Care (12.9%)
                  Biomet, Inc,                       20,500       711,094
                  Dentsply International, Inc.       90,000       2,013,750
                  Healthsouth Corp. (#)              100,000      1,056,250
                  Merck & Co., Inc.                  39,000       5,052,937
                  Mylan Labs, Inc.                   75,000       2,212,500
                  Schering Plough Corp. 50,000       5,178,125
                  Stryker Corp.                      40,000       1,360,000
                                                                  17,584,656
Technology (20.2%)
                  Adobe Systems, Inc.                50,000       1,734,375
                  Cisco Systems, Inc. (#)            65,000       4,017,812
                  Computer Associates
                  International, Inc.                50,000       1,850,000
                  EMC Corp. (#)                      41,000       2,344,687
                  Electronic Data Systems Corp.      75,000       2,489,062
                  Grainger (W.W.), Inc.              65,000       2,738,125
                  Hewlett Packard Co.                60,000       3,176,250
                  Intel Corp.                        30,000       2,572,500
                  Scientific Atlanta, Inc.           75,000       1,584,375
                  Sun Microsystems, Inc. (#)         100,000      4,981,250
                                                                  27,488,436
Transportation (1.9%)
                  CNF Transportation, Inc.           90,000       2,621,254

Total Equity Securities (Cost $125,206,780)                       127,949,094

                                                     PRINCIPAL
Commercial Loan Notes (1.0%)                         AMOUNT
Chicago Community Loan
 Fund, 4.50%, 6/30/03                                $150,000     144,586
Community Loan Fund of SW
Pennsylvania, 4.50%, 4/15/01                         100,000      97,417
Delaware Valley Reinvestment Fund,
 4.50%, 7/15/03                                      250,000      240,205
Enterprise Corp. of Delta, 4.50%, 7/29/01            300,000      288,246
Midwest Minnesota CDC, 4.50%, 9/30/01   300,000      286,599
Primary Care Development Corp., 4.50%,
2/17/01                                              200,000      196,342

     Total Commercial Loan Notes (*)
(Cost $1,300,000)                                                 1,253,395

        TOTAL INVESTMENTS (Cost $126,506,780) - 94.8%             129,202,489
Other assets and liabilities, net - 5.2%                          7,132,013
 Net Assets - 100%                                                $136,334,502




See notes to financial statements.

MANAGED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

EQUITY SECURITIES (97.3%)                            SHARES       VALUE
Basic Industries (0.2%)
                  Praxair, Inc.                      1,200        $39,225

Capital Goods (4.3%)
                  Case Corp.                         2,100        45,675
                  Cummins Engine, Inc.               400          11,900
                  Deere & Co.                        1,400        42,350
                  National Service Industries, Inc.  8,900        283,687
                  Paccar, Inc.                       2,000        82,375
                  Parker Hannifin Corp.              4,800        142,500
                  Pitney Bowes, Inc.                 1,800        94,612
                  Premark International, Inc.        3,400        95,412
                  Solectron Corp. (#)                1,300        62,400
                  Trinity Industries, Inc.           700          22,706
                                                                  883,617

Communication Services (11.1%)
                  Ameritech Corp.                    8,900        421,637
                  Bellsouth Corp.                    9,500        714,875
                  SBC Communications, Inc.           7,800        346,612
                  US West, Inc.                      15,400       807,537
                                                                  2,290,661

Consumer Cyclicals (9.3%)
                  American Greetings Corp.           5,100        201,768
                  Costco Companies, Inc. (#)         900          42,637
                  Dayton Hudson Corp.                1,400        50,050
                  Dow Jones & Co., Inc.              2,500        116,250
                  Dun & Bradstreet Corp.             6,800        183,600
                  Federated Department Stores,
                   Inc. (#)                          2,600        94,575
                  Fruit of the Loom, Inc. (#)        1,700        25,606
                  Gap, Inc.                          700          36,925
                  General Nutrition Companies,
                   Inc. (#)                          3,300        35,681
                  Home Depot, Inc.                   5,600        221,200
                  Lear Corp. (#)                     800          35,000
                  Limited, Inc.                      1,600        35,100
                  Lowes Companies, Inc.              1,400        44,537
                  May Department Stores Co.          3,600        185,400
                  Mcgraw Hill Companies, Inc.        400          31,700
                  Nielsen Media Research, Inc.       2,600        26,650
                  Omnicom Group, Inc.                1,200        54,000
                  Ross Stores, Inc.                  1,700        48,662
                  Tiffany & Co.                      2,300        72,162
                  TJX Companies, Inc.                600          10,687
                  Washington Post Co.                700          357,700
                  Whirlpool Corp.                    400          18,800
                                                                  1,928,690

EQUITY SECURITIES (Cont'd)                           SHARES       VALUE
Consumer Staples (6.4%)
                  Albertsons, Inc.                   700          $37,887
                  Bergen Brunswig Corp. 500          25,281
                  CVS Corp.                          .800         35,050
                  Darden Restaurant, Inc.            4,600        73,600
                  Deluxe Corp.                       4,300        122,281
                  Dial Corp.                         1,300        26,812
                  Heinz (H. J.) Co.                  4,600        235,175
                  King World Productions, Inc. (#)   2,900        75,762
                  Mckesson Corp.                     700          64,137
                  Newell Co.                         2,400        110,550
                  Quaker Oats Co.                    2,800        165,200
                  Rubbermaid, Inc.                   4,200        100,537
                  Supervalu, Inc.                    6,200        144,537
                  Wrigley (Wm.) Jr Co.               1,300        98,718
                                                                  1,315,527

Energy (2.5%)
                  Anadarko Petroleum Corp.           2,600        102,212
                  Enron Corp.                        3,900        68,250
Pioneer Natural Resources Co.                        12,500       175,781
                  Union Pacific Resources
                   Group, Inc.                       6,800        83,725
                  Valero Energy Corp.                2,900        57,637
                  Varco International, Inc. (#)      2,700        22,613
                                                                  510,218

Financial Services (24.7%)
                  American General Corp.             2,400        153,300
                  American International Group,
                   Inc.                              5,800        446,600
                  Amsouth Bancorporation             150          5,119
                  Aon Corp.                          1,200        77,400
                  BankAmerica Corp.                  3,400        204,425
                  BankBoston Corp.                   3,000        99,000
                  Chase Manhattan Corp.              6,200        268,150
                  Cigna Corp                         900          59,512
                  Comerica, Inc.                     1,900        104,143
                  Conseco, Inc.                      1,900        58,068
                  Countrywide Credit
                   Industries, Inc.                  3,700        154,012
                  Edwards (A.G.), Inc.               6,200        187,937
                  Equitable Companies, Inc.          1,000        41,375
                  Equity Office Properties Trust     500          12,250
                  Everest Reinsurance Holdings       900          33,581
                  Federal Home Loan Mortgage
                   Corp.                             2,900        143,368
                  Federal National Mortgage Assn.    8,300        533,275
                  First Chicago NBD Corp.            300          20,550
                  First Union Corp.                  10,600       542,587
                  Firstplus Financial Group, Inc.(#) 300          3,431
                  Liberty Property Trust             8,700        207,168
                  Lincoln National Corp.             2,700        222,075
                  Marsh & Mclennan
                   Companies, Inc.                   4,300        213,925
                  MBIA, Inc.                         1,000        53,687
                  MGIC Investment Corp.              400          14,750
                  Nationsbank Corp. (#)              9,300        497,550
                  North Fork Bancorporation          1,500        30,000

EQUITY SECURITIES (Cont'd)                           SHARES       VALUE
Financial Services (Cont'd)
                  Paine Webber Group, Inc.           3,800        $114,000
                  PMI Group, Inc.                    2,000        91,500
                  Republic New York Corp.            2,800        110,600
                  Suntrust Banks, Inc.               2,600        161,200
                  Wells Fargo & Co.                  700          248,500
                                                                  5,113,038
Pharmaceutical & Health Care (15.4%)
                  Allegiance Corp.                   3,600        107,100
                  Amgen, Inc. (#)                    7,200        544,050
                  Arterial Vascular Engineering,
                   Inc. (#)                          3,400        125,800
                  Becton Dickinson & Co.             3,600        148,050
                  Biogen, Inc. (#)                   1,300        85,556
                  Genzyme Corp. (#)                  2,300        83,087
                  Guidant Corp.                      1,300        96,525
                  Integrated Health Services, Inc.   1,500        25,218
                  Johnson & Johnson                  7,300        571,225
                  Medtronic, Inc.                    2,900        167,837
                  Merck & Co., Inc.                  4,600        595,987
                  Mylan Labs, Inc.                   2,800        82,600
                  Pacificare Health Systems,
                  Inc. (#)                           1,400        104,300
                  Quorum Health Group,
                   Inc. (#)                          1,500        24,375
                  Rexall Sundown, Inc. (#)           200          3,088
                  Schering Plough Corp.              3,700        383,181
                  Wellpoint Health Networks,
                   Inc. (#)                          500          28,031
                                                                  3,176,010
Technology (18.4%)
                  Altera Corp. (#)                   700          24,587
                  America Online, Inc. (#)           500          55,625
                  Apple Computer (#)                 5,700        217,312
                  Autodesk, Inc.                     3,700        97,125
                  BMC Software, Inc.(#)               100          6,006
                  Cadence Design Systems, Inc. (#)   1,000        25,562
                  Cisco Systems, Inc. (#)            3,450        213,253
                  Comdisco, Inc.                     9,700        132,162
                  Compaq Computer Corp.              2,900        91,712
                  Computer Associates
                   International, Inc.               1,900        70,300
                  Compuware Corp. (#)                200          11,775
                  Dell Computer Corp. (#)            3,000        197,250
                  EMC Corp. (#)                      1,300        74,343
                  First Data Corp.                   4,200        98,700
                  General Instrument Corp. (#)       4,400        95,150
                  Grainger (W.W.), Inc.              600          25,275
                  HBO & Co.                          1,400        40,425
                  Hewlett Packard Co.                1,900        100,581
                  Intel Corp.                        4,600        394,450
                  International Business
                   Machines Corp.                    2,200        281,600
                  Keane, Inc. (#)                    400          14,050
                  Learning Company, Inc. (#)         1,700        33,681
                  Lucent Technologies, Inc.          3,800        262,437
                  Maxim Integrated Products,
                  Inc. (#)                           1,300        36,237
                  Microsoft Corp. (#)                5,300        583,331
                  Oracle Systems Corp. (#)           4,100        119,412
                  Qualcomm, Inc. (#)                 1,200        57,525

EQUITY SECURITIES (Cont'd)                           SHARES       VALUE
Technology (Cont'd)
                  Sabre Group Holdings, Inc. (#)     800          $24,000
                  Sterling Software, Inc. (#)        3,600        99,225
                  Sun Microsystems, Inc. (#)         1,700        84,681
                  Tellabs, Inc. (#)                  400          15,925
                  Xerox Corp.                        2,600        220,350
                                                                  3,804,047

Transportation (1.5%)
                  AMR Corp. (#)                      1,800        99,787
                  Continental Airlines, Inc. (#)     300          11,325
                  FDX Corp. (#)                      600          27,075
                  UAL Corp. (#)                      2,800        181,475
                                                                  319,662

Utilities (3.5%)
                  Allegheny Energy, Inc.             2,800        88,375
                  Cinergy Corp.                      3,500        133,875
                  Columbia Energy Group 5,100        298,987
                  Marketspan Corp.                   7,100        203,709
                                                                  724,946

      Total Equity Securities (Cost $22,172,516)                  20,105,641

TOTAL INVESTMENTS (Cost $22,172,516) - 97.3%                      20,105,641
      Other assets and liabilities, net - 2.7%                    563,535
        Net Assets - 100%                                          $20,669,176











(^) These certificates of deposit are fully insured by agencies of the federal government.
(#) Non-income producing.
(*) Restricted securities represents, 2.7% of net assets for Managed Growth, 0.7% for Bond, and 1.0% for Equity.
(v) See Note B.
(b) This security is in default.

Explanation of Guarantees:          Abbreviations:
BPA: Bond Purchase Agreement        AMBAC: American Municipal Bond
Assurance Corp.
GA: Guarantee Agreement             VRDN: Variable Rate Demand Notes
INSUR: Insurance                    MFH: Multi-family Housing
LOC: Letter of Credit               COPs: Certificates of Participation
TOA: Tender Option Agreement

See notes to financial statements.

Statements of assets and liabilities
sSptember 30, 1998

                                    money            managed
                                    market           growth       bond
         assets                     portfolio        portfolio    portfolio
Investments in securities, at value $170,794,574  $683,851,569     $64,781,039
Cash     . . . . .                  535,325          1,935,806    1,086,363
Receivable for securities sold                       417,867      3,483,896 -
Receivable for shares sold          -                -            113,092
Interest & dividends receivable     1,311,222        5,182,284    955,646
Other assets                        12,642           27,094       20,178
         Total assets               173,071,630      694,480,649  66,956,318

liabilities
Payable for securities purchased    -                5,041,068    -
Payable for shares redeemed         132,209          614,872      98,493
Payable to Calvert Asset
Management, Inc.                    110,463          453,268      44,440
Payable to Calvert Shareholders
Services, Inc.                      19,005           19,264       2,864
Payable to Calvert Distributors,
 Inc.                               -                142,252      11,415
Accrued expenses and
other liabilities                   109,429          280,063      36,473
         Total liabilities          371,106          6,550,787    193,685
         Net Assets                 $172,700,524     $687,929,862  $66,762,633

net assets consist of:
Paid-in capital applicable to the
 Following shares of beneficial
 interest, unlimited
    number of no par value
 shares authorized:
Money Market Portfolio:
172,738,893 shares outstanding      $172,716,806
Managed Growth Portfolio:
Class A: 20,768,354 shares
 outstanding                                        $554,037,933
Class B: 78,440 shares outstanding                   2,660,617
Class C: 358,253 shares outstanding 11,011,902
Bond Portfolio:
 Class A: 3,897,466 shares outstanding                            $63,214,454
Class B: 33,081 shares outstanding                                554,783
Class C: 23,697 shares outstanding                                398,805
Undistributed net investment income     12,583       926,233      69,443
Accumulated net realized gain (loss)
 on investments                         (28,865)     69,739,952   2,035,865
Net unrealized appreciation
 (depreciation)
 on investments and assets and
 liabilities
in foreign currencies                   -            49,553,225   489,283
Net Assets                        $172,700,524      $687,929,862   $66,762,633
net asset value per share
Money Market Portfolio                               $1.00
Managed Growth Portfolio
    Class A (based on net assets of $673,906,995) .               $32.45
    Class B (based on net assets of $2,540,141)                   $32.38
    Class C (based on net assets of $11,482,726)                  $32.05
Bond Portfolio
    Class A (based on net assets of $65,806,586)                        $16.88
    Class B (based on net assets of $556,972)                           $16.84
    Class C (based on net assets of $399,075)                           $16.84

See notes to financial statements.

statements of assets and liabilities
september 30, 1998

                                                                 managed
                                        equity                   index
assets                                  portfolio                portfolio
Investments in securities, at value     $129,202,489             $20,105,641
Cash                                    2,113,224                 539,723
Receivable for securities sold          23,044,287                1,387
Receivable for shares sold              227,757                   11,230
Interest & dividends receivable         122,272                   22,308
Other assets                            19,131                    14,986
Total assets                            154,729,160               20,695,275

liabilities
Payable for securities purchased        18,128,267                -
Payable for shares redeemed             50,734                    -
Payable to Calvert Asset
 Management, Inc.                       92,774                   5,149
Payable to Calvert Administrative
Service Company                         -                         1,877
Payable to Calvert Shareholders
Services, Inc.                          9,575                     406
Payable to Calvert Distributors, Inc.   30,805                    1,823
Accrued expenses and other liabilities  82,503                    16,844
                  Total liabilities     18,394,658                26,099
Net Assets                              $136,334,502           $20,669,176

net assets consist of:
Paid-in capital applicable to the
 following shares of beneficial
interest, unlimited number of no
par value shares authorized:
Equity Growth Portfolio
Class A: 6,319,836 shares outstanding   $128,152,938              -
Class B: 82,447 shares
outstanding                             2,001,081                 -
Class C: 314,868 shares outstanding     6,867,125                 -
Managed Index Portfolio
Class A: 324,918 shares outstanding     -                         $4,811,944
Class B: 72,272 shares outstanding      -                         1,059,639
Class C: 29,363 shares outstanding      -                         426,737
Class I: 1,100,007 shares outstanding   -                         16,499,841
Undistributed net investment income (loss)           -            42,792
Accumulated net realized gain
 (loss) on investments                               (3,382,351)  (104,902)
Net unrealized appreciation
(depreciation) on investments                        2,695,709    (2,066,875)
Net Assets                                           $136,334,502 $20,669,176

net asset value per share
Equity Portfolio:
Class A (based on net assets of $128,683,076)        $20.36
Class B (based on net assets of $1,670,337)          $20.26
Class C (based on net assets of $5,981,089)          $19.00
Managed Index Portfolio:
Class A (based on net assets of $4,400,710)                       $13.54
Class B (based on net assets of $974,587)                         $13.48
Class C (based on net assets of $397,066)                         $13.52
Class I (based on net assets of $14,896,813)                      $13.54


See notes to financial statements.

Statements of Operations
Year Ended September 30, 1998

                                                     Money        Managed
                                                     Market       Growth
Net Investment Income                                Portfolio    Portfolio
Investment Income:
Interest income                                      $9,793,003   $20,520,066
Dividend income (net of foreign taxes
withheld of $3,174
for Managed Growth)                                  -            3,267,466
Total investment income                              9,793,0032   3,787,532

Expenses:
Investment advisory fee                              846,146      4,374,411
Transfer agency fees and expenses                    515,615      1,071,388
Distribution Plan expenses:
                  Class A                            -            1,653,703
                  Class B                            -            5,468
                  Class C                            -            106,158
Trustees' fees and expenses                          43,289       179,492
Custodian fees                                       24,837       117,783
Registration fees                                    32,8346      2,840
Reports to shareholders                              74,774       174,415
Professional fees                                    13,406       167,052
Miscellaneous                                        45,484       138,689
Reimbursement from Advisor                           (92,697)     (6,361)
Total expenses                                       1,503,688    8,045,038
Fees paid indirectly                                 (32,106)     (100,800)
                  Net expenses                       1,471,582    7,944,238

Net Investment Income                                8,321,421    15,843,294

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
Securities                                           1,009        77,009,632
Foreign currencies                                   -            (31,638)
Futures                                              -            (11,622)
                                                     1,009        76,966,372

Change in unrealized appreciation
or (depreciation):
Securities                                           -            (55,910,157)
Assets and Liabilities in foreign currencies         -            4,075
                                                     -            (55,906,082)

Net Realized and Unrealized
Gain (Loss) on Investments                           1,009        21,060,290

Increase (Decrease) in Net Assets
Resulting From Operations                            $8,322,430   $36,903,584

See notes to financial statements.

Statements of Operations
Year Ended September 30, 1998

                                                     Bond         Equity
Net Investment Income                                Portfolio    Portfolio
Investment Income:
Interest income                                      $4,217,790   $89,176
Dividend income (net of foreign taxes
 withheld of $4,338
for Equity)                                          25,875       1,396,078
Total investment income                              4,243,665    1,485,254

Expenses:
Investment advisory fee                              345,357      889,599
Transfer agency fees and expenses                    143,868      398,931
Distribution Plan expenses:
Class A                                              125,123      350,271
Class B                                              1,120        4,818
Class C                                              833          70,863
Trustees' fees and expenses                          15,807       45,492
Custodian fees                                       23,235       19,241
Registration fees                                    27,959       44,525
Reports to shareholders                              21,439       65,185
Professional fees                                    5,360        12,218
Miscellaneous                                        16,560       42,591
Reimbursement from Advisor                           (9,820)      (4,464)
Total expenses                                       716,841      1,939,270
Fees paid indirectly                                 (40,429)     (145,524)
                  Net expenses                       676,412      1,793,746

Net Investment Income (Loss)                         3,567,253    (308,492)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)                             2,273,322    609,268
Change in unrealized appreciation
or (depreciation)                                    (735,972)    (26,063,542)

Net Realized and Unrealized
Gain (Loss) on Investments                           1,537,350    (25,454,274)

Increase (Decrease) in Net Assets
Resulting From Operations                            $5,104,603  $(25,762,766)

See notes to financial statements.

Statement of Operations
From Inception
     April 15, 1998 through September 30, 1998

                                            Managed Index
Net Investment Income                       Portfolio
Investment Income:
     Dividend income                        $117,868
     Total investment income                117,868

Expenses:
     Investment advisory fee                54,079
     Administrative fees                    9,840
     Transfer agency fees and expenses      8,478
     Distribution Plan expenses:
                         Class A            3,460
                         Class B            2,100
                         Class C            590
     Trustees' fees and expenses            943
     Custodian fees                         10,855
     Registration fees                      19,239
     Reports to shareholders                633
     Professional fees                      6,085
     Miscellaneous                          79
     Reimbursement from Advisor(35,778)
     Total expenses                         80,603
     Fees paid indirectly                   (5,527)
     Net expenses                           75,076

     Net Investment Income                  42,792

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)                    (104,902)
Change in unrealized appreciation
 or (depreciation)                          (2,066,875)

Net Realized and Unrealized
Gain (Loss) on Investments                  (2,171,777)

Increase (Decrease) in Net Assets
     Resulting From Operations               $(2,128,985)






See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

                                        Year Ended                Year Ended
                                        Sept. 30                  Sept. 30
Increase (Decrease) in Net Assets       1998                      1997
Operations:
Net investment income                   $8,321,421                $7,946,799
Net realized gain (loss)                1,009                     1,226

Increase (Decrease) in Net Assets
Resulting From Operations               8,322,430                 7,948,025

Distributions to shareholders from
Net investment income                   (8,308,855)               (7,947,645)

Capital share transactions:
Shares sold                             154,779,292               169,708,929
Reinvestment of distributions           7,819,897                 7,481,634
Shares redeemed                         (156,022,801)            (177,596,704)
                                        6,576,388                 (406,141)

Total Increase (Decrease)
in Net Assets                           6,589,963                 (405,761)

Net Assets
Beginning of year                       166,110,561               166,516,322
End of year (including
undistributed net investment
income of $12,583
and $17, respectively)                  $172,700,524              $166,110,561

Capital Share Activity
Shares sold                            154,779,292               169,708,929
Reinvestment of distributions          7,819,897                 7,481,634
Shares redeemed                        (156,022,801)             (177,596,704)
Total capital share activity            6,576,388                (406,141)

See notes to financial statements.

Managed Growth Portfolio
Statements of Changes in Net Assets

                                            Year Ended        Year Ended
                                            September 30      September 30,
Increase (Decrease) in Net Assets           1998              1997
Operations:
Net investment income                       $15,843,294       $16,012,323
Net realized gain (loss)                    76,966,372        78,959,819
Change in net unrealized appreciation
 or (depreciation)                         (55,906,082)        31,223,397

Increase (Decrease) in Net Assets
Resulting From Operations                   36,903,584       126,195,539

Distributions to shareholders from
Net investment income:
         Class A Shares                     (15,407,301)      (15,615,127)
                  Class B Shares            (13,826)          -
                  Class C Shares            (132,534)         (108,855)
         Net realized gain:
                  Class A Shares            (64,690,996)      (39,194,997)
                  Class C Shares            (945,605)         (483,529)
         Total distributions                (81,190,262)      (55,402,508)

Capital share transactions:
         Shares sold:
                  Class A Shares            68,087,988        91,060,464
                  Class B Shares            2,658,548         -
                  Class C Shares            4,076,426         3,006,364
         Reinvestment of distributions:
                  Class A Shares            74,176,448        50,874,854
                  Class B Shares            12,756            -
                  Class C Shares            1,056,857         576,655
         Shares redeemed:
                  Class A Shares            (100,217,586)     (131,005,332)
                  Class B Shares            (10,687)          -
                  Class C Shares            (1,828,205)       (2,299,384)
         Total capital share transactions   48,012,545        12,213,621

         Total Increase (Decrease) in
          Net Assets                        3,725,867         83,006,652

Net Assets
Beginning of year                           684,203,995      601,197,343
End of year (including undistributed
net investment
income of $957,871 and $668,238,
 respectively)                              $687,929,862      $684,203,995

See notes to financial statements.

                                            Year Ended        Year Ended
                                            September 30      September 30,
Capital Share Activity                      1998              1997
Shares sold:
         Class A Shares                     2,018,239         2,817,950
         Class B Shares                     78,358            -
         Class C Shares                     121,111           94,710
Reinvestment of distributions:
         Class A Shares                     2,377,203         1,649,098
         Class B Shares                     385               -
         Class C Shares                     34,413            18,971
Shares redeemed:
         Class A Shares                     (2,988,777)       (4,069,195)
         Class B Shares                     (303)             -
         Class C Shares                     (55,002)          (72,209)
Total capital share activity                1,585,627         439,325

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

                                            Year Ended        Year Ended
                                            September 30,     September 30,
Increase (Decrease) in Net Assets           1998              1997
Operations:
         Net investment income              $3,567,253        $3,581,523
         Net realized gain (loss)           2,273,322         1,243,910
         Change in net unrealized
         appreciation or (depreciation)     (735,972)         941,907

         Increase (Decrease) in Net Assets
         Resulting From Operations           5,104,603        5,767,340

Distributions to shareholders from
         Net investment income:
                  Class A Shares            (3,574,287)       (3,580,791)
                  Class B Shares            (6,098)           -
                  Class C Shares            (4,656)           (4,713)
         Net Realized Gain:
                  Class A Shares            (599,165)         -
         Total distributions                (4,184,206)       (3,585,504)

Capital share transactions:
         Shares sold:
                  Class A Shares            13,656,586        10,499,743
                  Class B Shares            567,123           -
                  Class C Shares            651,468           86,938
         Reinvestment of distributions:
                  Class A Shares            3,302,128         2,785,981
                  Class B Shares            3,781             -
                  Class C Shares            4,537             4,537
         Shares redeemed:
                  Class A Shares            (11,726,163)      (18,062,343)
                  Class B Shares            (16,121)          -
                  Class C Shares            (257,200)         (1,540,798)
         Total capital share transactions   6,186,139         (6,225,942)

         Total Increase (Decrease) In
         Net Assets                         7,106,536         (4,044,106)


Net Assets
Beginning of year                           59,656,097       63,700,203
End of year (including undistributed
 net investment
         income of $69,443 and
$105,577, respectively)                     $66,762,633       $59,656,097


See notes to financial statements.

                                            Year Ended        Year Ended
                                            September 30,     September 30,
Bond Portfolio (Cont'd)                     1998              1997

Capital Share Activity
Shares sold:
         Class A Shares                     813,667           645,000
         Class B Shares                     33,817            -
         Class C Shares                     38,777            4,676
Reinvestment of distributions:
         Class A Shares                     197,486           171,179
         Class B Shares                     226               -
         Class C Shares                     272               283
Shares redeemed:
         Class A Shares                     (698,634)         (1,107,488)
         Class B Shares                     (962)             -
         Class C Shares                     (15,352)          (95,628)
Total capital share activity                 369,297          (381,978)


See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

                                            Year Ended        Year Ended
                                            September 30,     September 30,
Increase (Decrease) in Net Assets           1998              1997
Operations:
         Net investment income (loss)       $(308,492)        $(14,475)
         Net realized gain (loss)           609,268           16,858,163
         Change in net unrealized
 appreciation or (depreciation)             (26,063,542)       17,734,994

         Increase (Decrease) in Net Assets
         Resulting From Operations          (25,762,766)     34,578,682

Distributions to shareholders from
         Net investment income:
                  Class A Shares                     -        (35,431)
                  Class C Shares                     -        (1,209)
         Net realized gain:
                  Class A Shares            (18,421,731)      (6,816,291)
                  Class C Shares            (881,454)         (231,649)
         Total distributions                (19,303,185)      (7,084,580)

Capital share transactions:
         Shares sold:
                  Class A Shares            32,530,473        35,065,087
                  Class B Shares            2,076,520         -
                  Class C Shares            3,144,295         2,841,400
         Reinvestment of distributions:
                  Class A Shares            16,511,336        6,224,717
                  Class C Shares            847,807           221,462
         Shares redeemed:
                  Class A Shares            (24,740,783)      (22,155,024)
                  Class B Shares            (75,439)          -
                  Class C Shares            (2,144,660)       (780,271)
         Total capital share transactions   28,149,549        21,417,371

         Total Increase (Decrease) in
 Net Assets                                 (16,916,402)      48,911,473

Net Assets
Beginning of year                           153,250,904      104,339,431
End of year                                 $136,334,502     $153,250,904




See notes to financial statements.

                                            Year Ended        Year Ended
                                            September 30,     September 30,
Equity Portfolio (Cont'd)                   1998              1997

Capital Share Activity
Shares sold:
         Class A Shares                     1,294,816         1,437,044
         Class B Shares                     85,813            -
         Class C Shares                     130,969           122,108
Reinvestment of distributions:
         Class A Shares                     735,141           273,375
         Class C Shares                     40,161            10,163
Shares redeemed:
         Class A Shares                     (1,004,381)       (911,939)
Class B Shares                               (3,366)          -
         Class C Shares                     (93,240)          (33,306)
Total capital share activity                1,185,913         897,445




See notes to financial statements.

Managed Index Portfolio
Statement of Changes in Net Assets






                                                     From Inception
                                                     April 15, 1998
                                                     Through
Increase (Decrease) in Net Assets                    September 30, 1998
Operations:
         Net investment income (loss)                $42,792
         Net realized gain (loss)                    (104,902)
         Change in net unrealized appreciation
 or (depreciation)                                  (2,066,875)

                  Increase (Decrease) in Net Assets
                  Resulting From Operations (2,128,985)

Capital share transactions:
         Shares sold:
                  Class A Shares                     5,107,452
                  Class B Shares                     1,062,922
                  Class C Shares                     455,574
                  Class I Shares                     16,515,346
         Shares redeemed:
                  Class A Shares                     (295,508)
                  Class B Shares                     (3,283)
                  Class C Shares                     (28,837)
                  Class I Shares                     (15,505)
         Total capital share transactions            22,798,161

         Total Increase (Decrease) in Net Assets     20,669,176

Net Assets
Beginning of period                                     -
End of period (including undistributed
 net investment
         income of $42,792)                          $20,669,176

Capital Share Activity
Shares sold:
         Class A Shares                              346,063
         Class B Shares                              72,487
         Class C Shares                              31,384
         Class I Shares                              1,101,064
Shares redeemed:
         Class A Shares                              (21,145)
         Class B Shares                              (215)
         Class C Shares                              (2,021)
         Class I Shares                              (1,057)
Total capital share activity                         1,526,560








See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund operates as a series fund with five separate portfolios: Money Market, Managed Growth, Bond, Equity, and Managed Index. Money Market shares are sold without sales charge. Managed Growth, Bond, Equity and Managed Index offer Class A, Class B, and Class C shares. Managed Index also offers Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Managed Index's A shares became effective April 15, 1998.

Effective April 1, 1998, the Fund began to offer Class B shares of beneficial interest for Managed Growth, Bond and Equity (April 15, 1998 for Managed Index). Class B shares are sold without a front-end sales charge. With certain exceptions, the Portfolios will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class B shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

Effective June 1, 1998, the Fund began to offer Class C shares of beneficial interest for Bond and Managed Index and converted the existing Class C shares to new Class C shares of Managed Growth and Equity. Class C shares are sold without a front-end sales charge. With certain exceptions, the Portfolios will impose a deferred sales charge on shares sold within one year. Class C shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

Effective April 15, 1998, the Fund began to offer Class I shares of beneficial interest for Managed Index. Class I shares require a minimum account balance of $1,000,000. They have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses (b) exchange privileges and (c) class specific voting rights.

On October 29, 1996, all outstanding Class C shares in the Bond Portfolio were converted into an equivalent value of Class A shares. This transaction was a non-taxable exchange and no sales charge was applied to the Class A shares issued.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. All securities held by Money Market are valued at amortized cost which approximates market. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At September 30, 1998, $21,564,300 or 3.1% of net assets, for Managed Growth, $1,240,683 or 1.9% for Bond, and $1,253,395 or 1.0% for Equity were valued by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the
Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market and Bond, quarterly by Managed Growth and annually by Equity and Managed Index. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets: .50% for Money Market,
 .65% for Bond, .70% for Equity, and .60% for Managed Index. Effective March 1997 the Advisor agreed to reduce its fee to .55% for Bond until March 2000. Effective June 1995, Equity began paying a monthly performance fee of plus or minus .20%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Standard & Poor's 500 Index Total Return. For Managed Growth, the Advisor receives a monthly fee based on the following annual rates of average daily net assets:
 .70% on the first $500 million, .675% on the next $500 million and .65% on the excess of $1 billion. Effective January, 1997, Managed Growth began paying a monthly performance fee of plus or minus .15%, on an annual basis, of average daily net assets of the performance period depending on the portfolio's performance compared to the Lipper Balanced Funds Index. For the year ended September 30, 1998, the performance fee adjustment increased (or decreased) management fees by $(229,421) and $(493,434) for Equity and Managed Growth, respectively.
The Advisor reimburses the Portfolios for their respective operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 1.5% on the first $30 million and 1.0% on the excess of $30 million for Money Market and Bond. Through March 31, 1999, the Advisor has agreed to cap the expenses for Managed Index at 1.25% for Class A, 2.50% for Class B and Class C, and 0.75% for Class I.
Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Portfolios to pay the distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The expenses paid may not exceed .35%, 1.0%, and 1.0% annually of average daily net assets of each Class A, Class B, and Class C for Managed Growth, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.0%, and 1.0% annually of average daily net assets of each Class A, Class B, and Class C for Managed Index. Class I for Managed Index does not have Distribution Plan expenses.
The Distributor received the following front-end sales charges (net of dealer reallowances and contingent deferred sales charges): $356,525 for Managed Growth, $54,024 for Bond, $216,176 for Equity, and $4,026 for Managed Index. Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Fund. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.
Calvert Administrative Services Company (CASC), and affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, from Managed Index of 0.15% (0.10% for Class I shares) of the average daily net assets.
Each Trustee who is not affiliated with the Advisor receives an annual fee of $15,430 plus $600 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustee's fees are allocated to each of the funds served.
Umbono Investment Corp., which is an affiliate because Managed Growth owns over 43% of the voting securities, was purchased at a cost of $6,261,630 for 22,670,603 shares.
Note C - Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were:
                  Managed                                    Managed
                  Growth           Bond     Equity           Index
Purchases:   $1,223,182,836   $366,145,431  $171,870,778  $26,778,889
Sales:       $1,225,876,939   $351,823,702  $167,306,646  $4,501,471

Money  Market held only  short-term  investments.

The cost of investments owned at September 30 1998 was substantially the same for federal income tax and financial reporting purposes for each Portfolio. The following table presents the components of net unrealized appreciation
(depreciation) as of September 30, 1998 and the net realized capital loss carryforwards as of September 30, 1998 with expiration dates:

                  Money       Managed                              Managed
                  Market      Growth      Bond        Equity       Index
Unrealized
appreciation        -       $87,166,824  $1,640,592  $12,506,131  $1,187,405
Unrealized
 (depreciation)     -       $37,617,674  $1,151,309   $9,810,422   $3,254,280
Capital loss
 carryforward    $29,000        -          -             -             -
Expiration dates 1999-2004      -          -             -             -

Capital losses may be utilized to offset current and future capital gains until expiration.

As a cash management practice, Portfolios may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1998.



Tax Information (Unaudited)
The Fund designates the following as capital gain dividends paid during fiscal year ended September 30, 1998.
                                    Capital Gain     Taxable      Taxable
                                    Dividends        at 28%        at 20%
Managed Growth                      $47,930,697      60.05%       39.95%
Bond . . . . .                      198,143          99.72%       .28%
Equity . . . . .                    7,431,250        52.56%       47.44%

Money Market Portfolio
Financial Highlights

                                            Years Ended
                             September 30,  September 30, September 30,
                               1998         1997          1996
Net asset value, beginning     $1.00         $1.00        $1.00
Income from investment operations
     Net investment income     .049          .048         .048
Distributions from
     Net investment income    (.049)        (.048)       (.048)

Net asset value, ending        $1.00        $1.00         $1.00

Total return                   5.02%        4.89%         4.88%
Ratios to average net assets:
     Net investment income    4.92%         4.79%        4.77%
     Total expenses+           .89%         .89%          .89%
     Net expenses              .87%         .87%          .87%
     Expenses reimbursed       .05%         .11%          .21%
Net assets, ending
 (in thousands)              $172,701      $166,111       $166,516
Number of shares outstanding,
     ending (in thousands)   172,739       166,163      166,569


                                            Years Ended
                                            September 30, September 30,
                                            1995          1994
Net asset value, beginning                  $1.00        $1.00
Income from investment operations
     Net investment income                  .050         .031
Distributions from
     Net investment income                 (.050)       (.031)
Net asset value, ending                     $1.00         $1.00

Total return                                5.13%         3.13%
Ratios to average net assets:
     Net investment income                 5.03%          3.07%
     Total expenses+                        .89%           N/A
     Net expenses                           .87%          .87%
     Expenses reimbursed                    .18%          .18%
Net assets, ending (in thousands)         $153,996     $143,779
Number of shares outstanding,
     ending (in thousands)                154,044      143,826

Managed Growth Portfolio
Financial Highlights

                                            Years Ended
                               September 30,September 30, September 30,
Class A Shares                 1998         1997          1996
Net asset value, beginning   $34.88        $31.35       $32.81
Income from investment
 operations
 Net investment income        .77           .83          .78
 Net realized and unrealized
gain (loss)                   .92           5.61         2.28
   Total from investment
operations                     1.69         6.44         3.06
Distributions from
     Net investment income    (.76)         (.81)        (.77)
     Net realized gain        (3.36)        (2.10)       (3.75)
     Total distributions      (4.12)        (2.91)       (4.52)
Total increase (decrease) in
 net asset value              (2.43)         3.53         (1.46)
Net asset value, ending       $32.45        $34.88       $31.35

Total return*                5.50%         21.94%       10.27%
Ratios to average net assets:
     Net investment income   2.27%        2.57%          2.58%
     Total expenses+         1.13%         1.14%        1.28%
     Net expenses            1.11%         1.12%        1.26%
     Expenses reimbursed      -             -            .01%
Portfolio turnover           185%          215%         111%
Net assets, ending
 (in thousands)             $673,907     $675,306     $594,482
Number of shares outstanding,
     ending (in thousands)   20,768       19,362       18,964

                                                          Years Ended
                                                    September 30, September 30,
Class A Shares                                       1995          1994
Net asset value, beginning                                $28.77       $30.85
Income from investment operations
     Net investment income                                .87          .93
     Net realized and unrealized gain (loss)              4.25          (1.83)
     Total from investment operations                     5.12         (.90)
Distributions from
     Net investment income                                (.87)        (.95)
     Net realized gain                                    (.21)         (.23)
     Total distributions                                  (1.08)        (1.18)
Total increase (decrease) in net asset value              4.04         (2.08)
Net asset value, ending                                   $32.81        $28.77

Total return*                                             18.21%        (2.95%)
Ratios to average net assets:
     Net investment income                                2.89%        3.14%
     Total expenses+                                      1.28%         N/A
     Net expenses                                         1.26%         1.24%
     Expenses reimbursed                                  .02%          -
Portfolio turnover                                        114%          34%
Net assets, ending (in thousands)                         $560,981     $512,027
Number of shares outstanding,
     ending (in thousands)                                17,099       17,800


Managed Growth Portfolio
Financial Highlights

                                                          Period Ended
                                                          September 30,
Class B Shares                                            1998 #
Net asset value, beginning                                $34.37
Income from investment operations
     Net investment income                                0.15
     Net realized and unrealized gain (loss)              (1.90)
     Total from investment operations                     (1.75)
Distributions from
     Net investment income                                (0.24)
     Net realized gain                                    -
                         Total distributions              (0.24)
Total increase (decrease) in net asset value              (1.99)
Net asset value, ending                                   $32.38

Total return*                                             (5.10%)
Ratios to average net assets:
     Net investment income                                1.22%(a)
     Total expenses+                                      2.43%(a)
     Net expenses                                         2.41%(a)
     Expenses reimbursed                                  1.16%(a)
Portfolio turnover                                        185%
Net assets, ending (in thousands)                         $2,540
Number of shares outstanding,
     ending (in thousands)                                78

Managed Growth Portfolio
Financial Highlights

                                                     Years Ended
                                        September 30,September 30, September 30,
Class C Shares                          1998         1997          1996
Net asset value, beginning                  $34.52        $31.05       $32.60
Income from investment operations
     Net investment income                  .41           .47          .46
     Net realized and unrealized
gain (loss)                                 .89          5.54          2.17
     Total from investment operations       1.30          6.01         2.63
Distributions from
     Net investment income                  (.41)         (.44)        (.43)
     Net realized gain                      (3.36)       (2.10)        (3.75)
     Total distributions                   (3.77)       (2.54)        (4.18)
Total increase (decrease)
 in net asset value                        (2.47)       3.47          (1.55)
Net asset value, ending                     $32.05       $34.52        $31.05

Total return*                               4.35%        20.56%        8.85%
Ratios to average net assets:
     Net investment income                  1.16%         1.42%        1.34%
     Total expenses+                        2.25%        2.29%         2.52%
     Net expenses                           2.23%        2.27%         2.50%
     Expenses reimbursed                     -            -             .14%
Portfolio turnover                           185%         215%          111%
Net assets, ending (in thousands)           $11,483       $8,898       $6,715
Number of shares outstanding,
     ending (in thousands)                  358           258          216

                                                               Years Ended
                                                     September 30, September 30,
Class C Shares                                         1995          1994^
Net asset value, beginning                                $28.65       $30.43
Income from investment operations
     Net investment income                                .54          .51
     Net realized and unrealized gain (loss)              4.20         (1.66)
     Total from investment operations                     4.74         (1.15)
Distributions from
     Net investment income                                (.58)        (.63)
     Net realized gain                                    (.21)         -
     Total distributions                                  (.79)         (.63)
Total increase (decrease) in net asset value              3.95         (1.78)
Net asset value, ending                                   $32.60        $28.65

Total return*                                             16.85%        (3.30%)
Ratios to average net assets:
     Net investment income                                1.61%        1.83%(a)
     Total expenses+                                      2.51%         N/A
     Net expenses                                         2.50%         2.47%(a)
     Expenses reimbursed                                   .42%         1.46%(a)
Portfolio turnover                                         114%          34%
Net assets, ending (in thousands)                         $4,065       $1,893
Number of shares outstanding,
     ending (in thousands)                                125          66

Bond Portfolio
Financial Highlights

                                                   Years Ended
                                        September 30,September 30, September 30,
Class A Shares                          1998         1997          1996
Net asset value, beginning                  $16.64        $16.06       $16.34
Income from investment operations
     Net investment income                  .95           .96          .92
     Net realized and unrealized
 gain (loss)                                .41          .58           (.29)
     Total from investment
operations                                  1.36         1.54          .63
Distributions from
     Net investment income                  (.96)         (.96)        (.91)
     Net realized gain                      (.16)        -             -
     Total distributions                    (1.12)       (.96)         (.91)
Total increase (decrease) in
 net asset value                            .24          .58           (.28)
Net asset value, ending                     $16.88       $16.64        $16.06

Total return*                                8.46%        9.89%         3.96%
Ratios to average net assets:
     Net investment income                  5.69%         5.85%        5.60%
     Total expenses+                        1.14%        1.23%         1.29%
     Net expenses                           1.07%        1.19%         1.26%
Portfolio turnover                           620%         319%          22%
Net assets, ending (in thousands)           $65,807       $59,656      $62,259
Number of shares outstanding,
     ending (in thousands)                  3,897         3,585        3,876

                                                            Years Ended
                                                     September 30, September 30,
Class A Shares                                            1995          1994
Net asset value, beginning                                $15.49       $17.77
Income from investment operations
     Net investment income                                .96          .94
     Net realized and unrealized gain (loss).91           (1.81)
     Total from investment operations                     1.87         (.87)
Distributions from
     Net investment income                                (.93)         (.94)
     Net realized gain                                    (.06)         (.47)
     Tax return of capital                                (.03)        -
     Total distributions                                 (1.02)        (1.41)
Total increase (decrease) in net asset value              .85          (2.28)
Net asset value, ending                                  $16.34        $15.49

Total return*                                           12.57%        (5.18%)
Ratios to average net assets:
     Net investment income                                6.04%        5.64%
     Total expenses+                                      1.24%         N/A
     Net expenses                                         1.22%         1.10%
Portfolio turnover                                        29%           19%
Net assets, ending (in thousands)                         $62,929      $61,573
Number of shares outstanding,
     ending (in thousands)                                3,850        3,976

Bond Portfolio
Financial Highlights

                                                          Period Ended
                                                          September 30
Class B Shares                                            1998#
Net asset value, beginning                                $16.69
Income from investment operations
     Net investment income                                .36
     Net realized and unrealized gain (loss)              .19
     Total from investment operations                     .55
Distributions from
     Net investment income                                (.40)
Total increase (decrease) in net asset value              .15
Net asset value, ending                                   $16.84

Total return*                                             3.36%
Ratios to average net assets:
     Net investment income                                4.14%(a)
     Total expenses+                                      2.55%(a)
     Net expenses                                         2.50%(a)
     Expenses reimbursed                                  5.53%(a)
Portfolio turnover                                        620%
Net assets, ending (in thousands)                         $557
Number of shares outstanding,
     ending (in thousands)                                 33




                                                          Period Ended
                                                          September 30,
Class C Shares                                            1998^^
Net asset value, beginning                                $16.81
Income from investment operations
     Net investment income                                .21
     Net realized and unrealized gain (loss)              .08
                         Total from investment operations .29
Distributions from
     Net investment income                                (.26)
Total increase (decrease) in net asset value              .03
Net asset value, ending                                   $16.84

Total return*                                             1.75%
Ratios to average net assets:
     Net investment income                                4.06%(a)
     Total expenses+                                      2.74%(a)
     Net expenses                                         2.50%(a)
     Expenses reimbursed                                  4.35%(a)
Portfolio turnover                                        620%
Net assets, ending (in thousands)                         $399
Number of shares outstanding,
     ending (in thousands)                                 24

Equity Portfolio
Financial Highlights

                                            Years Ended
                                  September 30,September 30, September 30,
Class A Shares                       1998         1997          1996
Net asset value, beginning           $27.77        $22.54       $21.12
Income from investment operations
     Net investment income            (.04)         -            .03
     Net realized and unrealized
 gain (loss)                         (4.01)       6.73          3.26
Total from investment operations     (4.05)        6.73         3.29
Distributions from
     Net investment income            -           (.01)        (.06)
     Net realized gain              (3.36)       (1.49)        (1.81)
     Total distributions            (3.36)       (1.50)        (1.87)
Total increase (decrease) in net
 asset value                        (7.41)       $5.23         1.42
Net asset value, ending             20.36        $27.77        $22.54

Total return*                      (15.70%)     31.34%        16.62%
Ratios to average net assets:
     Net investment income         (.14%)        .03%         .15%
     Total expenses+                1.16%        1.21%         1.29%
     Net expenses                   1.07%        1.20%         1.27%
Portfolio turnover                   110%         93%           118%
Net assets, ending (in thousands)  $128,683      $147,002     $101,344
Number of shares outstanding,
     ending (in thousands)          6,320         5,294        4,496



                                            Years Ended
                                            September 30, September 30,
Class A Shares                              1995          1994
Net asset value, beginning                  $20.13       $21.43
Income from investment operations
     Net investment income                  .06          .13
Net realized and unrealized gain (loss)     2.22          (1.04)
     Total from investment operations       2.28         (.91)
Distributions from
     Net investment income                  (.04)        (.28)
Net realized gain                           (1.25)        (.11)
     Total distributions                    (1.29)        (.39)
Total increase (decrease) in net asset
 value                                      .99          (1.30)
Net asset value, ending                     $21.12        $20.13

Total return*                               12.43%        (4.33%)
Ratios to average net assets:
     Net investment income                  .32%         .65%%
     Total expenses+                        1.38%         N/A
     Net expenses                           1.36%         1.27%
     Portfolio turnover                     35%           94%
Net assets, ending (in thousands)          $90,951      $92,970
Number of shares outstanding,
     ending (in thousands)                 4,307        4,620

Equity Portfolio
Financial Highlights

                                                          Period Ended
                                                          September 30,
Class B Shares                                            1998 #
Net asset value, beginning                                             $26.01
Income from investment operations
     Net investment income                                             (.09)
     Net realized and unrealized gain (loss)              (5.66)
     Total from investment operations                                  (5.75)
Total increase (decrease) in net asset value                           (5.75)
Net asset value, ending                                   $20.26

Total return*                                             (22.11%)
Ratios to average net assets:
     Net investment income
(1.55%)(a)
     Total expenses+                                      3.19%(a)
     Net expenses                                         2.56%(a)
     Expenses reimbursed                                  .93%(a)
Portfolio turnover                                        110%
Net assets, ending (in thousands)                                      $1,670
Number of shares outstanding,
     ending (in thousands)                                             82

Equity Portfolio
Financial Highlights

                                                   Periods Ended
                                      September 30,September 30, September 30,
Class C Shares                           1998         1997          1996
Net asset value, beginning                 $26.37     $21.71       $20.66
Income from investment operations.
     Net investment income (loss)          (.16)      (.05)        (.16)
     Net realized and unrealized
 gain (loss)                              (3.85)       6.21          3.04
     Total from investment operations      (4.01)      6.16          2.88
Distributions from
     Net investment income                  -          (.01)        (.02)
     Net realized gain                    (3.36)       (1.49)       (1.81)
     Total distributions                  (3.36)       (1.50)       (1.83)
Total increase (decrease) in net
asset value                                (7.37)       4.66          1.05
Net asset value, ending                    $19.00       $26.37        $21.71

Total return*                              (16.47%)     29.84%        14.85%
Ratios to average net assets:
     Net investment income (loss)           (1.17%)       (1.08%)      (1.42%)
     Total expenses+                         2.21%        2.31%         2.86%
     Net expenses                            2.09%        2.30%         2.85%
Portfolio turnover                           110%         93%           118%
Net assets, ending (in thousands)           $5,981        $6,249       $2,996
Number of shares outstanding,
     ending (in thousands)                  315           237          138



                                                       Years Ended
                                                  September 30, September 30,
Class C Shares                                         1995          1994^
Net asset value, beginning                             $19.98       $22.12
Income from investment operations.
     Net investment income                              (.03)        (.06)
     Net realized and unrealized gain (loss)            2.05         (2.08)
     Total from investment operations                   2.02         (2.14)
Distributions from
     Net investment income                              (.09)         -
     Net realized gain                                  (1.25)        -
     Total distributions                                (1.34)        -
Total increase (decrease) in net asset value              .68        (2.14)
Net asset value, ending                                 $20.66        $19.98

Total return*                                           11.16%        (9.14%)
Ratios to average net assets:
     Net investment income (loss)                       (.84%)     (1.06%)(a)
     Total expenses+                                     2.51%         N/A
     Net expenses                                        2.50%         2.75%(a)
     Expenses reimbursed                                 1.07%         4.60%(a)
Portfolio turnover                                        35%           94%
Net assets, ending (in thousands)                         $1,802       $670
Number of shares outstanding,
     ending (in thousands)                                87           34

Managed Index Portfolio
Financial Highlights

                                            Class A Shares             Class B
Shares
                                                     Period Ended  Period Ended
                                                     September 30, September 30,
                                                     1998 ##       1998 ##
Net asset value, beginning                             $15.00       $15.00
Income from investment operations
     Net investment income                              .02         (.03)
     Net realized and unrealized gain (loss)            (1.48)      (1.49)
     Total from investment operations                   (1.46)      (1.52)
Total increase (decrease) in net asset value            (1.46)      (1.52)
Net asset value, ending                                 $13.54      $13.48

Total return*                                           (9.73%)    (10.13%)
Ratios to average net assets:
     Net investment income                             .42%(a)     (.98%)(a)
     Total expenses+                                    1.01%(a)   2.56%(a)
     Net expenses                                      .95%(a)     2.50%(a)
     Expense reimbursed                                .85%(a)     3.05%(a)
Portfolio turnover                                         27%          27%
Net assets, ending (in thousands)                       $4,401         $975
Number of shares outstanding,
     ending (in thousands)                                325          72


                                                  Class C Shares Class I Shares
                                                  Period Ended  Period Ended
                                                  September 30, September 30,
                                                  1998 ^^       1998 ##
Net asset value, beginning                          $14.52       $15.00
Income from investment operations
     Net investment income                          (.02)        .04
     Net realized and unrealized gain (loss)        (.98)        (1.50)
     Total from investment operations               (1.00)       (1.46)
Total increase (decrease) in net asset value        (1.00)       (1.46)
Net asset value, ending                             $13.52        $13.54

Total return*                                       (6.89%)       (9.73%)
Ratios to average net assets:
     Net investment income                         (.96%)(a)    .54%(a)
     Total expenses+                                2.56%(a)      .81%(a)
     Net expenses                                   2.50%(a)      .75%(a)
     Expenses reimbursed                            2.26%(a)      .22%(a)
Portfolio turnover                                      27%           27%
Net assets, ending (in thousands)                      $397      $14,897
Number of shares outstanding,
     ending (in thousands)                               29        1,100






(a)   Annualize
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred charge
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
#  From April 1, 1998 inception.
^ From March 1, 1994 inception
^^  From June 1, 1998 inception
## From April 15, 1998 inception
N/A Disclosure not applicable to prior periods.

Calvert Social Investment Fund
Equity Portfolio

Prospectus dated January 31, 1998, revised March 31, 1998

Date of Supplement: September 22, 1998

The following is added to the cover page of the Prospectus:

Effective September 21, 1998, Loomis, Sayles & Company, L.P. is no longer the investment subadvisor for the Calvert Social Investment Fund Equity Portfolio ("Equity Portfolio"). The Fund's Board of Trustees and investment advisor have retained Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), also effective September 21, 1998, to manage the Equity Portfolio. Atlanta Capital's principal business office is located at Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309. All references in the Prospectus to "Loomis, Sayles" or "Subadvisor" of the Equity Portfolio will refer to Atlanta Capital as of September 21, 1998.

Management of the Equity Portfolio will be undertaken by a team of investment professionals. The senior investment professional is Daniel W. Boone, III, CFA. Mr. Boone's primary responsibilities are in equity portfolio management and research. Before joining Atlanta Capital in 1976, he was with the international firm of Lazard Freres in New York. Prior to that, he was an analyst with the Wellington Management Company. Mr. Boone has earned an MBA from the Wharton School of The University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Thus, shareholders of the Equity Portfolio will receive a proxy statement to vote on approval of a new investment subadvisory agreement with Atlanta Capital which provides for Atlanta Capital to receive a subadvisory fee of 0.30% of Portfolio assets, to be paid by the investment advisor. Shareholders may also be asked to consider other matters concerning the Portfolio

This page is reserved for any comments and questions.

Calvert Social
Investment Fund